UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THQ INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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29903 Agoura Road Agoura Hills, California 91301 (818) 871-5000 Fax (818) 871-7590

JUNE 21, 2006

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of THQ Inc., which will be held at The Hyatt Westlake Plaza, Grand Plaza Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361, on July 20, 2006 at 9:00 a.m., Pacific Daylight Time. The Board of Directors and management of THQ look forward to greeting personally those stockholders able to attend.

At the meeting, we are asking the stockholders to:

•        Elect six directors to the Board of Directors;

•        Approve the THQ Inc. 2006 Long-Term Incentive Plan;

•        Approve the THQ Inc. Employee Stock Purchase Plan;

•        Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2007; and

•        Conduct any other business properly brought before the meeting.

Information regarding these matters is set forth in the accompanying Notice of 2006 Annual Meeting of Stockholders and Proxy Statement, to which you are urged to give your prompt attention.

We know that it is not practical for most stockholders to attend the Annual Meeting in person. Whether or not you are able to attend in person, your vote is important. In addition to using the enclosed proxy card to vote your shares, you may also vote your shares via the Internet or a toll-free telephone number. Instructions for using these services are provided on your proxy card. Mailing in your proxy card or voting your shares by using the telephone or the Internet will not limit your right to vote in person, should you wish to attend the meeting.

We hope you can join us on July 20th and appreciate your continued interest.

Very truly yours,

Brian J. Farrell
Chairman of the Board of Directors,
President and
Chief Executive Officer

29903 Agoura Road Agoura Hills, California 91301 (818) 871-5000 Fax (818) 871-7590

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 20, 2006

To the Stockholders of THQ Inc.:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of THQ Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., Pacific Daylight Time, on Thursday, July 20, 2006 at The Hyatt Westlake Plaza, Grand Plaza Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361, for the following purposes, all as set forth in the attached Proxy Statement:

1.                To elect six directors to serve on our Board of Directors until the next Annual Meeting and until their successors qualify and are duly elected;

2.                To approve the THQ Inc. 2006 Long-Term Incentive Plan;

3.                To approve the THQ Inc. Employee Stock Purchase Plan;

4.                To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2007; and

5.                To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Company does not know of any matter to be presented at the Annual Meeting other than those described in the Company’s Proxy Statement.

OUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH PROPOSAL.

The Board of Directors has fixed the close of business on May 26, 2006 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Agoura Hills, California	By Order of the Board of Directors
June 21, 2006

James M. Kennedy
Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE STRONGLY ENCOURAGE YOU TO DESIGNATE THE PROXIES SHOWN ON THE ENCLOSED CARD SO THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING.

We are pleased to offer you three options for designating the proxies and indicating your voting preferences:

(1)          You may complete, sign, date and return by mail the enclosed proxy card;

OR

(2)          You may follow the instructions found on the proxy card and vote by telephone;

OR

(3)          You may follow the instructions found on the proxy card and vote via the Internet.

If you choose to vote via telephone or the Internet, you will have a PIN number assigned to you on the proxy card that you will use to safeguard your vote.

29903 Agoura Road Agoura Hills, California 91301 (818) 871-5000 Fax (818) 871-7590

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 20, 2006

This Proxy Statement is being furnished to you as a holder of our shares of common stock, par value $.01 per share, in connection with the solicitation of proxies by our Board of Directors from holders of our common stock for use at our 2006 Annual Meeting of Stockholders, for the purposes set forth in the foregoing notice of our Annual Meeting, and at any and all postponements and adjournments thereof. The Annual Meeting will be held at 9:00 a.m., Pacific Daylight Time, on Thursday, July 20, 2006 at The Hyatt Westlake Plaza, Grand Plaza Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361. All properly executed proxies in the accompanying form received by us prior to the Annual Meeting will be voted at the Annual Meeting. Any proxy may be revoked at any time before it is exercised by giving notice in writing to our Secretary, by granting a proxy bearing a later date or by voting in person at the Annual Meeting.

Voting materials, which include this Proxy Statement and the enclosed proxy card, are first being mailed or otherwise released to our stockholders entitled to vote at the Annual Meeting on or about June 21, 2006. Our audited financial statements, together with the report thereon of Deloitte & Touche LLP and certain other information concerning us, are included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2006, which is also included with the voting materials.

Our mailing address is 29903 Agoura Road, Agoura Hills, California 91301.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT
PROMPTLY IN THE RETURN ENVELOPE PROVIDED
OR VOTE BY USING THE TELEPHONE OR INTERNET
BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD.

THE DATE OF THIS PROXY STATEMENT IS JUNE 21, 2006.

INFORMATION ABOUT THE ANNUAL MEETING, REQUIRED VOTES
AND VOTING PROCEDURES

WHY DID WE SEND YOU THIS PROXY STATEMENT?

We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors (“Board”) is soliciting your proxy to vote at our 2006 Annual Meeting of stockholders of THQ Inc. (referred to herein as “we”, “us”, “THQ”, or the “Company”).  The Proxy Statement also gives you information on the proposals to be voted upon at the Annual Meeting, as well as other information so that you can make an informed decision. You are invited to attend the Annual Meeting to vote on the proposals, but you do not need to attend in person in order to vote. You may instead follow the instructions below to vote by mail using the enclosed proxy card, or vote by using the Internet or the telephone by following the instructions on your proxy card.

TIME, DATE AND PLACE OF THE ANNUAL MEETING

Our Annual Meeting will be held at 9:00 a.m., Pacific Daylight Time, on Thursday, July 20, 2006 at The Hyatt Westlake Plaza, Grand Plaza Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361. If you have any questions regarding this Proxy Statement or the Annual Meeting, you may direct them in writing to our Secretary at our mailing address as set forth on the cover page.

WHAT WILL BE CONSIDERED AT THE ANNUAL MEETING?

At our Annual Meeting, we are asking you to:

•        Elect six Directors;

•        Approve the THQ Inc. 2006 Long-Term Incentive Plan (the “LTIP”);

•        Approve the THQ Inc. Employee Stock Purchase Plan (the “ESPP”);

•        Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2007; and

•        Conduct any other business properly brought before the meeting.

WHO RECEIVED THIS PROXY STATEMENT?

We began sending this Proxy Statement, proxy card and 2006 Annual Report out on or about June 21, 2006 to all holders of our shares of common stock (we will sometimes refer to all holders of shares of our common stock as “stockholders”). If you owned shares of our common stock at the close of business on May 26, 2006, our record date, you are entitled to vote those shares. In connection with our solicitation of proxies for use at the Annual Meeting, we have designated Brian J. Farrell and Edward K. Zinser as the proxies.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each of the matters presented for a vote at the Annual Meeting.

HOW MANY VOTES ARE REQUIRED TO CONDUCT THE MEETING?

A majority of our outstanding shares of common stock as of May 26, 2006 must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. As of this date, there were 64,400,280 shares of common stock outstanding and entitled to vote. Shares representing a majority, or 32,200,141 of these votes must be present. This is called a quorum. Abstentions and shares held by a broker or other nominee holding shares for a beneficial owner that are not voted on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner (a “broker non-vote”) will be counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

Election of Directors (Proposal 1):   In the election of directors, you may vote either “for” each nominee or “withhold” your vote for each nominee. The six nominees receiving the highest number of “for” votes will be elected as Directors.

Approval of the THQ Inc. 2006 Long-Term Incentive Plan (Proposal 2):   You may vote “for”, “against”, or “abstain” from voting with respect to approval of the LTIP. Approval of the LTIP requires the affirmative votes of at least a majority of the number of votes cast on this proposal. Abstentions, although counted for purposes of determining whether a quorum is present, will not be counted for any other purpose with respect to this proposal.

Approval of the THQ Inc. Employee Stock Purchase Plan (Proposal 3):   You may vote “for”, “against”, or “abstain” from voting with respect to approval of the ESPP. Approval of the ESPP requires the affirmative votes of at least a majority of the number of votes cast on this proposal. Abstentions, although counted for purposes of determining whether a quorum is present, will not be counted for any other purpose with respect to this proposal.

Ratification of Deloitte & Touche (Proposal 4):   You may vote “for”, “against”, or “abstain” from voting with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2007. Abstentions, although counted for purposes of determining whether a quorum is present, will not be counted for any other purpose with respect to this proposal.

All Other Matters:   All other matters being voted upon will be approved if a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon, cast affirmative votes with respect to such matters.

If you sign and return your proxy without voting instructions, your shares will be counted as a “for” vote in favor of each nominee and “for” each other proposal.

HOW WILL MY SHARES BE VOTED IF THEY ARE HELD IN STREET NAME?

If your shares are held in “street name”, you should have received voting instructions with these materials from your broker or other nominee. We urge you to instruct your broker or other nominee how to vote your shares by following those instructions. If you do not give your broker or nominee instructions as to how to vote your shares, they may be voted only on matters for which the broker or nominee has discretionary authority under applicable rules. These “broker non-votes” will be counted for purposes of determining whether a quorum is present and will be counted with respect to Proposal 1; however, they will have no effect upon the voting outcome of Proposals 2 and 3.

HOW DO I VOTE BY PROXY?

If you properly fill in your proxy card and send it to us in time to vote, or if you vote by using the Internet or vote by telephone as instructed on your proxy card, your “proxies” (Brian J. Farrell and Edward K. Zinser) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxies will vote your shares as follows:

•        FOR the election of six directors;

•        FOR the approval of the LTIP;

•        FOR the approval of the ESPP; and

•        FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2007.

Even if you currently plan to attend the meeting, it is a good idea to complete and return your proxy card, or vote by using the Internet or the telephone before the meeting date, just in case your plans change.

CAN I REVOKE MY PROXY?

Yes. You may revoke your proxy by delivering written notice, or a properly executed and later dated proxy, to our Secretary at any time prior to the voting. In addition, if you attend the Annual Meeting you may vote your shares personally and revoke your proxy at that time. Attendance at the Annual Meeting will not, in itself, constitute a revocation of a previously granted proxy. If you submit a valid proxy and do not subsequently revoke it, your shares will be voted as provided on the proxy.

WHO WILL COUNT THE VOTE?

Votes cast in person or by proxy at the Annual Meeting will be tabulated by an employee of Computershare Investor Services, LLC, who will act as the inspector of election for the Annual Meeting. The inspector of election will determine (i) whether a quorum exists, (ii) the authenticity, validity and effect of proxies, and (iii) will receive and count the votes of our shares of common stock.

WILL ANYTHING ELSE BE VOTED ON AT THE ANNUAL MEETING?

Our Board knows of no matters, other than those stated above, to be presented and considered at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

COSTS OF SOLICITING THESE PROXIES

We will pay the expenses of preparing, printing and mailing this Proxy Statement and the proxies. Proxies may be solicited by our officers, directors and regular employees, without extra pay, by personal interviews, telephone, telecopier, mail, telegraph or other appropriate means. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record and will reimburse such persons for their reasonable out-of-pocket expenses. We have engaged the services of Mackenzie Partners, Inc. to solicit proxies and to assist in the distribution of proxy materials for a fee of approximately $7,500, plus reimbursement of reasonable out-of-pocket expenses.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

Six directors are to be elected to serve until the Company’s next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The Board has fixed the number of directors to be elected at six. Unless otherwise instructed, proxies solicited by this Proxy Statement will be voted for the election of each of the six nominees listed below, all of whom are currently members of the Board. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. Should any of the nominees be unable or unwilling to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees selected by the Board of Directors.

The Board has determined that each director nominee, other than Brian J. Farrell, is “independent” as defined in the Marketplace Rules of The NASDAQ Stock Market and by the Securities and Exchange Commission (“SEC”).

There is no family relationship between any nominee and any other nominee or executive officer (“Executive Officer”) of the Company. Since April 1, 2005, there have been no reportable business relationships between the Company and any directors or nominee.

NOMINEES

Name	Age	Position
Brian J. Farrell	52	Director, Chairman of the Board of Directors, President and Chief Executive Officer
Lawrence Burstein	63	Director
Henry T. DeNero	60	Director
Brian P. Dougherty	49	Director
Jeffrey W. Griffiths	55	Director
James L. Whims	51	Director

BIOGRAPHIES OF NOMINEES

Brian J. Farrell has been our President and Chief Executive Officer since January 1995 and a director since March 1993. Between October 1992 and January 1995, Mr. Farrell served as our Executive Vice President and Chief Operating Officer. From July 1991 to October 1992, Mr. Farrell served as our Vice President, Chief Financial Officer and Treasurer. From 1984 until joining us, Mr. Farrell was Vice President and Chief Financial Officer of Hotel Investors Trust, a real estate investment trust. Mr. Farrell was employed by Deloitte Haskins & Sells, a predecessor of Deloitte & Touche LLP, an international accounting firm and our current auditors, from 1978 to 1984 and is a certified public accountant.

Lawrence Burstein has been a director since July 1991. Since March 1996, Mr. Burstein has served as President and a director and has been a stockholder of Unity Venture Capital Associates Ltd., a private investment company. From 1986 through March 1996, Mr. Burstein was President, a director and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein is a director of CAS Medical Systems, Inc., I.D. Systems, Inc., Traffix, Inc. and American Telecom Services, Inc.

Henry T. DeNero has been a director since June 2003. Since January 2001, Mr. DeNero has been an independent management consultant. From January 1999 to December 2000, he was Chairman and Chief Executive Officer of HomeSpace, Inc., an Internet company in the real estate and mortgage services business. From July 1995 to December 1998, he was Executive Vice President of First Data Corporation, a computer services company, and was responsible for the company’s commercial payment instruments group. From June 1994 to June 1995, Mr. DeNero was an independent management consultant. From April 1992 to April 1994, he was Vice Chairman and Chief Financial Officer of Dayton Hudson Corporation (now Target Corporation), a general merchandise retailer. From 1973 to 1992, he was with the management consulting firm, McKinsey & Company, first as an associate and later as a junior and then a senior partner of the firm. Mr. DeNero is also a director of Banta Corporation, Digital Insight Corporation, Western Digital Corporation, Vignette Corporation and Portal Player, Inc.

Brian P. Dougherty has been a director since November 2002. Mr. Dougherty is the founder and Chief Executive Officer of Airena, Inc., a software development company. Prior to Airena, he was the Chairman and Chief Technology Officer of Wink Communications, a provider of end-to-end interactive television services to the cable and satellite industries that he founded in 1995 and sold to Liberty Media in 2002. Mr. Dougherty also founded Geoworks in 1983; over his ten year tenure as Chief Executive Officer of Geoworks, the company developed video games for consoles and PCs, productivity software and operating systems for PCs, and operating systems and applications for mobile phones. His first company, Imagic, developed games for various consoles including Atari, Intellivision, Colecovision, and Commodore 64, and was purchased by Activision in 1984. Mr. Dougherty has a BS in Electrical Engineering and Computer Science from UC Berkeley. Mr. Dougherty is a board member of Planetweb, Inc. and Airena, Inc.

Jeffrey W. Griffiths has been a director since October 2005. Mr. Griffiths was President and Chief Executive Officer of video game retailer Electronics Boutique Holdings Corp. (“EB”) from 2001 through 2005 when EB merged with GameStop Corp. Mr. Griffiths’ career at EB spanned more than 20 years. He served as Vice President and Senior Vice President of Merchandising, Marketing and Distribution for EB from 1987 to 1996 and from 1996 to 2001, respectively. Mr. Griffiths also served as a director of EB from 2001 to 2005 and of Game PLC, formerly Electronics Boutique PLC, from 1995 to 1997. Mr. Griffiths holds an MBA from Temple University and a BA from Albright College. He serves on the Board of Trustees of Albright College and the Board of Directors of the Philadelphia Academies Inc.

James L. Whims has been a director since April 1997. Since 1996, Mr. Whims has been a Managing Director of TechFund Capital I, L.P., TechFund Capital II, L.P., and since 2001, TechFund Capital Europe, venture capital firms concentrating on high-technology enterprises. From 1994 to 1996, Mr. Whims was Executive Vice President of Sony Computer Entertainment of America. Mr. Whims is also a board member of Portal Player, Inc. and numerous private company boards.

VOTE NECESSARY TO ELECT THE DIRECTORS

The six nominees receiving the highest number of “for” votes will be elected as directors. Shares represented by your proxy will be voted for the election of the six nominees unless you mark your proxy to “withhold” authority to so vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES
RECEIVED BY THEM
FOR THE ELECTION OF EACH NOMINEE.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors holds regularly scheduled quarterly meetings. In the fiscal year ended March 31, 2006 (“fiscal 2006”), there were four meetings of the Board held in person or by conference telephone call. All directors attended 75% or more of the Board meetings and meetings of the committees on which they served during the last fiscal year. Directors are encouraged to attend the Annual Meeting of stockholders. All of our Directors attended the last annual stockholder meeting, which was held on July 19, 2005.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has three committees: an Audit Committee, a Compensation Committee, and a Nominating / Corporate Governance Committee. Each committee is governed by a charter, which is intended to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations and to make decisions that are independent of the Company’s management. The committee charters are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. The charter for each committee of the Board may be viewed in the corporate governance section of our investor relations website at http://investor.thq.com.

The table below provides current membership and meeting information for each of the Board committees for fiscal 2006. In October 2005, Mr. Griffiths was appointed to the Audit Committee.

Name	Audit	Compensation	Nominating / Corporate Governance
Brian J. Farrell
Lawrence Burstein	X		X*
Henry T. DeNero	X*	X
Brian P. Dougherty		X	X
Jeffrey W. Griffiths	X
James L. Whims		X*	X
Total Meetings in Fiscal 2006	12	7	2

*      Committee Chairperson

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the standards of independence under applicable NASDAQ listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment.

Audit Committee.   The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee’s role includes the appointment, compensation, retention and oversight of the independent registered public accounting firm engaged to prepare or issue audit reports on the financial statements and internal control over financial reporting of the Company. Additional primary responsibilities of the Audit Committee include the review of the effectiveness of our accounting and internal controls over financial reporting, review and approval of any proposed related party transaction, review of procedures for complaints by Company employees regarding accounting, internal accounting controls or audit matters, and other responsibilities as delineated in the Audit Committee Charter. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. In addition, the Board has determined that Mr. DeNero is an “audit committee financial expert” as defined by Securities and Exchange Commission (“SEC”) rules.

Compensation Committee.   The primary responsibilities of the Compensation Committee are to: (i) review and make recommendations to the Board with respect to compensation of our executive officers; (ii) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs; (iii) oversee the Company’s administration of its equity-based compensation and other benefit plans; and (iv) approve grants of equity compensation awards under the Company’s stock option plan. The Compensation Committee’s role includes producing the report on executive compensation required by SEC rules. The specific responsibilities and functions of the Compensation Committee are delineated in the Compensation Committee Charter.

Nominating/Corporate Governance Committee.   The principal responsibilities of the Nominating/ Corporate Governance Committee are to establish criteria for candidates for the Board, establish a process for identifying and evaluating candidates for the Board,  recommend candidates to the Board as director nominees, adopt policies for recommendation to the Board with regard to the consideration of candidates recommended by stockholders, evaluate the size of the Board, and evaluate the structure, operation and membership of committees of the Board. With respect to corporate governance functions, the Nominating/Corporate Governance Committee reviews and assesses the adequacy of our corporate governance policies and recommends changes to the Board, reviews transactions for conflicts of interest, reviews and assesses our governing documents and annually assesses the effectiveness of the operation of the Board and its committees. The specific responsibilities and functions of the Nominating / Corporate Governance Committee are delineated in the Nominating/Corporate Governance Committee Charter.

In evaluating nominees for director to recommend to the Board, the Nominating/Corporate Governance Committee will take into account many factors within the context of the characteristics and needs of the Board as a whole. While the specific needs of the Board may change from time to time, all nominees for director are considered on the basis of the following qualifications:

•        the highest level of personal and professional ethics and integrity;

•        practical wisdom and mature judgment;

•        broad training and significant leadership experience in business, entertainment, technology, finance, corporate governance, public interest or other disciplines relevant to our long-term success;

•        a willingness to represent the best interests of all our stockholders and objectively appraise management’s performance; and

•        the ability to provide different perspectives on issues presented to the Board. Diversity inclusive of race, gender and culture helps ensure that different perspectives are presented.

In determining whether to recommend a director for re-election, the Nominating/Corporate Governance Committee will also consider the director’s tenure on the Board, past attendance at meetings, participation in and contributions to the activities of the Board, the director’s continued independence (including any actual, potential or perceived conflicts of interest), as well as changes in the director’s principal occupation or professional status. Further, the Nominating/Corporate Governance Committee will consider the capabilities of current directors, as well as any additional qualities or capabilities considered necessary or desirable in light of the existing or anticipated needs of the Board and will additionally consider board composition, including, but not limited to, its diversity.

The Nominating/Corporate Governance Committee will consider candidates for directors recommended by stockholders. The Nominating/Corporate Governance Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates, except that it may also consider as one of the factors in its evaluation the amount of THQ common stock held by the stockholder and the length of time the stockholder has held such stock. To be considered by the Nominating/Corporate Governance Committee in connection with our 2007 Annual Meeting of Stockholders, recommendations must be submitted in writing to THQ by April 1, 2007. Recommendations must include, as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the candidate’s name, age, business address and residence address; (2) the principal occupation or employment of the candidate; (3) the number of shares of THQ common stock which are beneficially owned by the candidate; (4) the consent of the proposed candidate (a) to be named in the proxy statement relating to THQ’s annual meeting of stockholders, and (b) to serve as a director if elected at such annual meeting; and (5) any other information regarding the proposed candidate that may be required to be included in a proxy statement by applicable SEC rules. Further, the stockholder giving notice must provide: (a) the name and address of the stockholder, as they appear on our records; and (b) the number of shares of THQ common stock which are beneficially owned by such stockholder. Recommendations by stockholders may also include the following information in order to assist the Nominating/Corporate Governance Committee in evaluating the nominee: (1) a description of the qualifications and background of the proposed candidate; (2) a description of all arrangements or understandings between the stockholder and the proposed candidate relating to the proposed candidate’s candidacy; and (3) a statement as to whether the proposed candidate would be considered an independent director under applicable NASDAQ or SEC rules and regulations. The Nominating/Corporate Governance Committee may request any additional information reasonably necessary to assist it in assessing a proposed candidate. After submitting a written recommendation, which complies with the notice procedures outlined above, the stockholder nominating the proposed candidate must make such nomination at a meeting of stockholders at which the stockholder is entitled to vote in the election of directors.

We do not currently pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential director nominees.

DIRECTOR COMPENSATION

Mr. Farrell received no compensation for serving as a director, except that he, like all directors, is eligible to receive reimbursement of any expenses incurred in attending Board and committee meetings. During fiscal 2006, each director, other than Mr. Farrell, received compensation for serving on the Board of Directors and committees of the Board as follows:

•        an annual retainer of $24,000;

•        an annual retainer of $7,500 for the Audit Committee chairman;

•        an annual retainer of $5,000 for each other Board Committee chair;

•        a per meeting fee of $1,500 for attendance at each Board meeting; and

•        a per meeting fee of $1,000 for attendance at each committee meeting.

In addition to the cash compensation described above, in fiscal 2006, the directors, other than Mr. Farrell, each received an award of 4,050 performance accelerated restricted stock units and options to purchase 12,000 shares of the Company’s common stock. These awards were granted under the Company’s Amended and Restated 1997 Stock Option Plan.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

We invite stockholders to communicate any concerns they may have about our company directly and confidentially with the non-management directors as a group by writing to the Non-Management Directors, c/o Secretary, THQ Inc., 29903 Agoura Road, Agoura Hills, CA 91301. Such communications shall be delivered by the Secretary directly to the chairman of the Nominating/Corporate Governance Committee.

CHARTERS, CODE OF ETHICS, AND CODE OF BUSINESS CONDUCT AND ETHICS

The Board has adopted Charters for each of its committees, and has adopted a Code of Ethics for Executive Officers and Other Senior Financial Officers as well as a Code of Business Conduct and Ethics for Directors, Officers and Employees of THQ (the “Codes”). The Charters and the Codes are available on the Investor Relations section of our web site at www.thq.com. We will post amendments to our Charters and Codes on our website as well as disclose any waivers granted under the Codes. Copies of our Charters and Codes are available without charge by contacting our Investor Relations department at (818) 871-5095.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

The following table shows, as of May 26, 2006, the number of shares of THQ common stock owned by beneficial owners known to us holding more than 5% of our common stock. As of May 26, 2006, there were 64,400,280 shares of our common stock outstanding. We only have one class of common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class as of May 26, 2006
PRIMECAP Management Company	5,139,900	(1)	7.98%
225 South Lake Avenue, Suite 400
Pasadena, CA 91101
Vanguard Horizon Funds—Vanguard CapitalOpportunity Fund	5,012,500	(1)	7.78%
100 Vanguard Blvd.
Malvern, PA 19355
Wellington Management Company, LLP	4,537,093	(2)	7.05%
75 State Street
Boston, MA 02109
Mazama Capital Management, Inc.	4,069,944	(3)	6.32%
One SW Columbia, Suite 1500
Portland, OR 97258
FMR Corp.	3,716,805	(4)	5.77%
Fidelity Management & Research Company
Fidelity Management Trust Company
FMR Co., Inc.
82 Devonshire Street
Boston, MA 02109
Massachusetts Financial Services Company	3,651,694	(5)	5.67%
500 Boylston Street
Boston, MA 02116

(1)          Based on information contained in a report on Schedule 13F dated May 10, 2006 and filed with the SEC on May 12, 2006 by PRIMECAP Management Company (“PRIMECAP”). PRIMECAP reported sole voting authority of 41,900 shares and shared voting authority with respect to 5,098,000 shares. Vanguard Horizon Funds—Vanguard Capital Opportunity Fund (“Vanguard”) filed a report on Schedule 13G dated and filed with the SEC on February 13, 2006 and reported beneficial ownership of and sole voting authority for 5,012,500 shares. With respect to the 5,012,500 shares reported by Vanguard (the “Vanguard Shares”), the Company believes that PRIMECAP manages the Vanguard Shares and thus both PRIMECAP and Vanguard have filed reports with respect to the same shares.

(2)          Based on information contained in a report on Schedule 13G dated and filed with the SEC on May 10, 2006 by Wellington Management Company, LLP (“Wellington”). Wellington reported shared voting authority of 4,140,523 shares and no voting authority with respect to 396,570 shares.

(3)          Based on information contained in a report on Schedule 13F dated April 30, 2006 and filed with the SEC on May 5, 2006 by Mazama Capital Management, Inc. (“Mazama”). Mazama reported sole voting authority of 2,535,750 and no voting authority with respect to 1,534,194.

(4)          Based on information contained in a report on Schedule 13F dated May 19, 2006 and filed with the SEC on May 22, 2006 by FMR Corp. (“FMR”). FMR reported sole voting authority of 274,254 shares.

(5)          Based on information contained in a report on Schedule 13F dated May 4, 2006 and filed with the SEC on May 5, 2006 by Massachusetts Financial Services Company (“MFS”). MFS reported sole voting authority of 3,651,694.

BENEFICIAL OWNERSHIP OF MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our shares of common stock as of May 26, 2006 by each of our director nominees and executive officers and by all director nominees and executive officers as a group. As of May 26, 2006, there were 64,400,280 shares of our common stock outstanding. Unless otherwise indicated below, each individual named in the table has sole voting power and sole investment power with respect to all of the shares beneficially owned, subject to community property laws, where applicable.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
Brian J. Farrell	1,449,142	(2)	2.25%
Lawrence Burstein	136,992	(3)	*
Henry T. DeNero	71,066	(4)	*
Brian P. Dougherty	96,380	(5)	*
Jeffrey W. Griffiths	12,000	(6)	*
James L. Whims	213,357	(7)	*
Ian Curran	38,622	(8)	*
Lewis Flock	37,500	(9)	*
William W. Goodmen	69,377	(10)	*
James M. Kennedy	76,877	(11)	*
Jack Sorensen	383,183	(12)	*
Edward K. Zinser	177,550	(13)	*
All Director Nominees and Executive Officers as a group (12 individuals)	2,762,046	(14)	4.29%

*                     Less than 1%.

(1)           The address for each individual is c/o THQ Inc., 29903 Agoura Road, Agoura Hills, California 91301.

(2)           Includes 1,076,552 shares of common stock issuable upon exercise of options exercisable within 60 days and 43,488 common shares of performance accelerated restricted stock (“PARS”).

(3)           Includes 113,256 shares of common stock issuable upon exercise of options exercisable within 60 days.

(4)           Includes 71,066 shares of common stock issuable upon exercise of options exercisable within 60 days.

(5)           Includes 96,380 shares of common stock issuable upon exercise of options exercisable within 60 days.

(6)           Includes 12,000 shares of common stock issuable upon exercise of options exercisable within 60 days.

(7)           Includes 163,883 shares of common stock issuable upon exercise of options exercisable within 60 days and 224 shares of common stock held of record by TechFund Capital L.P. (“TechFund”). Mr. Whims is a managing member of the general partner of TechFund and accordingly may be deemed to share beneficial ownership of the shares of common stock held of record by TechFund. Mr. Whims disclaims beneficial ownership of such shares.

(8)           Includes 26,198 shares of common stock issuable upon exercise of options exercisable within 60 days and 12,424 common shares of PARS.

(9)           Includes 37,500 common shares of PARS.

(10)     Includes 53,846 shares of common stock issuable upon exercise of options exercisable within 60 days and 15,531 common shares of PARS.

(11)     Includes 61,346 shares of common stock issuable upon exercise of options exercisable within 60 days and 15,531 common shares of PARS.

(12)     Includes 357,091 shares of common stock issuable upon exercise of options exercisable within 60 days and 26,092 common shares of PARS.

(13)     Includes 148,458 shares of common stock issuable upon exercise of options exercisable within 60 days and 26,092 common shares of PARS.

(14)     Includes 2,180,076 shares of common stock issuable upon exercise of options outstanding to the named individuals within 60 days.

EXECUTIVE OFFICERS
AND
EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

As of May 26, 2006, our executive officers are Brian J. Farrell, Ian Curran, Lewis Flock, William W. Goodmen, James M. Kennedy, Jack Sorensen, and Edward K. Zinser. Information with respect to Mr. Farrell is set forth above. All of our executive officers are appointed by and serve at the discretion of the Board of Directors.

Ian Curran (age 39) was appointed our Senior Vice President, International Publishing in December 2004. In addition to overseeing all publishing activities within Europe, Middle East & Africa (EMEA), since April 2006, Mr. Curran is also responsible for overseeing all publishing activities within Asia Pacific. From October 2003 to December 2004, Mr. Curran served as Vice President, European Publishing and prior to this, between October 2000 and October 2003, was Managing Director responsible for all the publishing activities within the United Kingdom and Export divisions. From December 1998 to September 2000, Mr. Curran served as UK General Manager for Acclaim Entertainment Ltd. and was responsible for all sales, marketing and finance activities and between January 1997 and December 1998 his responsibilities for Acclaim were carried out in the capacity as UK Sales Director. Prior to joining Acclaim, between October 1995 and January 1997, Mr. Curran served as Head of European Sales for Warner Interactive International (Time Warner Inc.) and between November 1992 and November 1994 Mr. Curran was employed as Buying Director for Future Zone Stores Limited (Part of Rhino Group PLC—now trading as Game PLC). While in this position, his responsibilities included being a member of the main Board of Directors.

Lewis Flock (age 52) was appointed our Executive Vice President, Worldwide Publishing in August 2005. Mr. Flock has over 20 years of publishing, sales, marketing and licensing experience in the video and computer gaming field. From 2000 to 2002, Mr. Flock served as President and Chief Executive Officer of Sony Online Entertainment and prior to this, between 1998 and 2000, he was President of 989 Studios. Mr. Flock also served as President of Sony Interactive Studios America and he served as General Manager of LucasArts Entertainment Company where he managed the game division of Lucasfilm Ltd. Mr. Flock holds a bachelor’s degree in English Literature from San Francisco State University.

William W. Goodmen (age 51) was appointed our Executive Vice President, Human Resources and Administration in October 2004. From April 2003 to October 2004, he was the Senior Vice President, Human Resources and Administration. He joined us in October 2002 as Senior Vice President of Human Resources. Including a long tenure at ARCO, Mr. Goodmen brings more than 20 years of experience to his role including senior management level recruiting, global growth and integration programs, as well as the creation of human resources policies and practices. From May 2002 to September 2002, Mr. Goodmen served as executive vice president of human resources at Liberty Livewire Corporation where he assisted in recruiting a number of key senior management positions and assisted in organizing the company’s operations to best support its business strategies. From October 2000 to May 2002, Mr. Goodmen was a director at executive search firm Spencer Stuart, developing their Southern California Industrial Practice as well as their human resource practice. In 1999 and 2000, Mr. Goodmen was a partner at the Center for Corporate Innovation where he was part of a team which designed and managed CEO Roundtables, primarily in the technology and healthcare sectors. Mr. Goodmen holds a bachelor’s degree from Colgate University and a MS from Syracuse University.

James M. Kennedy (age 46) was appointed our Executive Vice President, Business and Legal Affairs in October 2004. From January 2003 to October 2004 he was the Senior Vice President, Business and Legal Affairs. He has been the Corporate Secretary since August 2003. From March 2000 to January 2003, Mr. Kennedy was an adjunct professor and lecturer at the undergraduate and law school levels in the San Francisco Bay Area. From July 1995 to March 2000, Mr. Kennedy was employed at Electronic Arts Inc., an entertainment software developer and publisher, serving initially as Assistant General Counsel and from November 1995 through March 2000 as Vice President of Business Affairs. From July 1989 to July 1995, Mr. Kennedy served in executive positions at a variety of entertainment and software companies, including Mindscape, Inc., Lucas Digital Ltd., and LucasArts Entertainment Company. Between September 1984 and July 1989, Mr. Kennedy was employed as an attorney with the law firm of Gibson, Dunn & Crutcher. Mr. Kennedy holds a bachelor’s degree from Princeton University, a J.D. from Boston College Law School, and an MBA in strategic leadership from Dominican University of California.

Jack Sorensen (age 45) was appointed Executive Vice President, Worldwide Studios in September 2001. Mr. Sorensen manages internal and external product development and studio acquisitions. From June 2000 to September 2001, Mr. Sorensen was President and Chief Executive Officer of Swan Systems, Inc., a private, venture-funded software company serving the advertising and marketing industries. Between March and May 2000, Mr. Sorensen was Executive in Residence at Crosspoint Venture Partners, a venture firm. From February 1991 to January 2000, Mr. Sorensen was employed at LucasArts Entertainment Company, an entertainment software developer and publisher, serving variously as head of operations, international, product development and as General Manager. From April 1995 to January 2000, Mr. Sorensen served as President of LucasArts. Mr. Sorensen holds a bachelor’s degree from Brandeis University and a MBA from the Haas School of Business at the University of California, Berkeley.

Edward K. Zinser (age 48) was appointed our Executive Vice President and Chief Financial Officer in April 2004. Mr. Zinser is responsible for all of our financial activities, including financial reporting, information systems, internal controls and investor relations. From May 2001 to February 2004, Mr. Zinser served as Executive Vice President and Chief Financial Officer of Vivendi Universal Games, a developer, publisher and distributor of interactive software products across all major platforms including PCs, video game consoles and the Internet. In this role he was responsible for all worldwide finance, accounting, information systems, treasury and planning functions. From June 1999 to March 2001, he was at USA Networks where he was initially Senior Vice President and Chief Financial Officer of Internet Shopping Network, the e-commerce division. In June 2000, he became President and Chief Operating Officer of Styleclick, Inc., a public e-commerce services provider that was created through the acquisition of Styleclick.com. In this role he directed business development, sales, web site development, merchandising, creative services, operations, technology and the online auction business. From June 1993 to May 1998, Mr. Zinser served as Vice President and Chief Financial Officer / Chief Operating Officer of Disney Publishing, a $400 million division of The Walt Disney Company. Mr. Zinser’s experience also includes positions at leading consumer products companies such as The Franklin Mint, Pepsi-Cola and Campbell Soup. He holds a B.S. in management from Fairfield University in Connecticut and a MBA in Finance from the University of Chicago.

COMPENSATION TABLE

The following table summarizes the compensation for the fiscal years ended March 31, 2006 (“fiscal 2006”), 2005 (“fiscal 2005”) and 2004 (“fiscal 2004”) for each of the following: (i) our Chief Executive Officer, (ii) our four most highly compensated executive officers other than our Chief Executive Officer, each of whom was serving as of March 31, 2006 and whose salary and bonus exceeded $100,000 in the fiscal year ended March 31, 2006 (the “Named Executives”).

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Other Annual Compensation (2)	Restricted Stock Awards (3)(4)	Shares Underlying Options (3)	All Other Compensation (5)
Brian J. Farrell	2006	$604,281	$601,999	—	$807,427	242,288	$8,400
President, Chief	2005	$578,813	$694,575	—		0	$19,065
Executive Officer and	2004	$551,250	$551,250	—		250,000	$18,881
Chairman of the Board
Edward K. Zinser(6)	2006	$334,080	$235,955	—	$484,451	145,373	$8,400
Executive Vice	2005	$311,385	$290,400	—		100,000	$7,536
President, Chief Financial Officer
Ian Curran(7)	2006	$263,336	$154,078	—	$230,682	69,225	—
Senior Vice President,	2005	$262,060	$181,859	—		47,500	—
International Publishing
Lewis Flock(8)	2006	$238,462	$226,400	—	$830,625	262,500	$3,692
Executive Vice
President, Worldwide Publishing
Jack Sorensen	2006	$383,670	$261,425	—	$484,451	145,373	$8,400
Executive Vice	2005	$367,500	$333,690	—		0	$17,856
President, Worldwide Studios	2004	$332,635	$280,000	—		125,000	$17,833

(1)           Included in each Named Executive’s salary are amounts that were deferred by such Named Executive pursuant to our Defined Contribution Plan and our Deferred Compensation Plan.

(2)           The value of perquisites and personal benefits or other annual compensation to the Named Executives did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any individual.

(3)           The number of shares underlying restricted stock awards, the number of shares underlying options, and the price per share of THQ’s common stock have been adjusted to reflect the 50% stock dividend distributed on September 1, 2005 to holders of record of our shares of common stock at the close of business on August 19, 2005.

(4)           Other than Mr. Flock, the Named Executives were awarded Performance Accelerated Restricted Stock (“PARS”) awards on April 1, 2005. The dollar value of such awards has been calculated by multiplying the closing market price of THQ’s common stock on the date of grant, which was $18.5666, by the number of shares awarded to such Named Executive. Mr. Flock was granted PARS on September 2, 2005; the closing market price of THQ’s common stock on such date was $22.15.

All PARS were granted pursuant to the THQ Inc. Amended and Restated 1997 Stock Option Plan.

(5)           Amounts included for the Named Executives consist of the Company’s contributions (both matching and profit sharing) to vested and unvested defined contribution plans. Since our Defined Contribution Plan was established in compliance with ERISA, it is a calendar year plan and thus the amounts reported for fiscal 2004 were earned January 1, 2003 through December 31, 2003; the amounts reported for fiscal 2005 were earned January 1, 2004 through December 31, 2004; and the amounts reported for fiscal 2006 were earned January 1, 2005 through December 31, 2005. The Company did not make a profit sharing distribution for fiscal 2006; however, the Company did allocate amounts to Named Executives’ defined contribution accounts as forfeiture distributions. The amount of the Company’s forfeiture distribution allocations for fiscal 2006 are not calculable through the date hereof.

All other long-term compensation does not reflect special awards and payments the Named Executives would be entitled to receive if their employment were terminated because such amounts are not accrued by THQ. These amounts are disclosed in “Employment Contracts” for Mr. Farrell and “Termination of Employment Agreements” and “Change-in-Control Arrangements” for the other Named Executives.

(6)           Mr. Zinser became an executive officer of THQ in April 2004. Salary information is included only for fiscal 2005 and fiscal 2006.

(7)           Mr. Curran became an executive officer of THQ in December 2004. Salary information is included only for fiscal 2005 and fiscal 2006. Mr. Curran’s compensation was paid in British Pounds; all compensation information for him in the table above, other than the information provided with respect to Restricted Stock Awards, has been converted into U.S. dollars.

(8)           Mr. Flock became an executive officer of THQ in August 2005. Salary information is included only for fiscal 2006. Bonus information for fiscal 2006 includes Mr. Flock’s signing bonus.

OPTION GRANTS IN FISCAL 2006

The following table sets forth the number of stock options granted to each of the Named Executives during fiscal 2006. This table also sets forth the potential realizable value of such stock options in the year of their expiration at assumed annualized rates of stock price appreciation of five and ten percent over the full five-year term of the stock options. No gain to the Named Executives is possible without an increase in the price of our common stock, which will benefit all stockholders proportionately. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of our common stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

There were no SARs granted to any of the Named Executives during fiscal 2006.

	Individual Grants				Potential Realizable Value
	Shares Underlying Options	Percent of Total Options Granted to Employees in	Exercise or Base Price	Expiration	at Assumed Annual Rates of Stock Appreciation for Option Term(2)
Name	Granted(1)	Fiscal Year	Per Share	Date	5%	10%
Brian J. Farrell	242,288	7.4%	$18.57	4/1/2010	$1,242,845	$2,746,362
Edward K. Zinser	145,373	4.4%	$18.57	4/1/2010	$745,707	$1,647,817
Ian Curran	69,225	2.1%	$19.66	10/14/2010	$376,009	$830,882
Lewis Flock	262,500	8.0%	$22.15	9/2/2010	$1,606,405	$3,549,734
Jack Sorensen	145,373	4.4%	$18.57	4/1/2010	$745,707	$1,647,817

(1)          With respect to awards made prior to September 1, 2005, the number of shares underlying options has been adjusted to reflect the 50% stock dividend distributed on September 1, 2005 to holders of record of our shares of common stock at the close of business on August 19, 2005. All options were granted pursuant to the THQ Inc. Amended and Restated 1997 Stock Option Plan.

(2)          For the stock options indicated, these amounts represent the exercise price multiplied by the annual appreciation rate shown compounded annually for the term of each option, less the exercise price, multiplied by the number of options granted. The dollar amounts set forth under this heading are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of our stock price.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, for each of our Named Executives, certain information regarding the number of stock options exercised during fiscal 2006, and the value of stock options held at the end of each such period. There were no SARs exercised or held by any of the Named Executives in fiscal 2006.

	Shares Acquired on	Value	Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised in-the-Money Options at Fiscal Year-End(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Brian J. Farrell	539,558	$7,366,293	1,046,188	367,288	$10,913,658	$3,552,272
Edward K. Zinser	0	$0	50,000	245,373	$604,500	$2,273,615
Ian Curran	22,502	$261,673	3,699	111,723	$43,439	$1,035,099
Lewis Flock	0	$0	0	262,500	$0	$981,750
Jack Sorensen	91,368	$245,207	308,633	207,873	$3,717,357	$1,953,573

(1)          Calculated based on the difference between the exercise prices of the options and $25.89, which was the closing price of our common stock on March 31, 2006.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the aggregate information for our equity compensation plans in effect as of March 31, 2006 (amounts in thousands, except per share amounts):

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	8,247,411	(1)	$16.49	2,007,949
Equity compensation plans not approved by security holders	1,237,442	(2)	$11.59	237,031
Total	9,484,853		$15.85	2,244,980

(1)          Represents the aggregate number of shares of THQ common stock to be issued upon exercise of options and vesting of performance accelerated restricted stock units granted under our Amended and Restated 1997 Stock Option Plan (the “1997 Plan”). The 1997 Plan provides for the issuance of up to 14,357,500 shares available for employees, consultants and non-employee directors. As of May 26, 2006, 1,642,424 shares were available for grant; however, these available shares will be cancelled and no longer available if stockholders approve the 2006 Long-Term Incentive Plan. None of the options currently outstanding under any plan have dividend rights attached. As of May 26, 2006 there were 8,180,633 options outstanding. The outstanding options have weighted average exercise price of $17.14 and weighted average remaining life until expiration of 3.15 years.

Stock options granted under the 1997 Plan may be incentive stock options or non-qualified stock options. Stock options may be granted under the 1997 Plan to, in the case of incentive stock options, all employees (including officers) of THQ; or, in the case of non-qualified stock options, all employees (including officers), consultants and non-employee directors of THQ. Additionally, under the 1997 Plan, the Company may grant Performance Accelerated Restricted Stock (“PARS”) or Performance Accelerated Restricted Stock Units (“PARSUs”) to officers and certain other high-level employees of the Company. As of May 26, 2006, there were 338,251 PARS and PARSUs outstanding.

The purchase price per share of common stock purchasable upon exercise of each option may not be less than the fair market value of such share of common stock on the date that such option is granted. Generally, options granted under these plans become exercisable over three years and expire on the fifth anniversary of the grant date. PARS and PARSUs that have been granted to our officers under the 1997 Plan vest with respect to 100% of the shares subject to the award on the fifth anniversary of the grant date; provided, however, 20% of the shares subject to each award will vest on each of the first through fourth anniversaries of the grant date if certain performance targets for the Company are attained each fiscal year. To date, no vesting of PARS or PARSUs has been accelerated. PARSUs granted to our non-employee directors vest one year after their grant date.

(2)          Represents the aggregate number of shares of THQ common stock to be issued upon exercise of individual compensation arrangements with employee and non-employee option and warrant holders. The outstanding options were primarily granted under our Third Amended and Restated Nonexecutive Employee Stock Option Plan (the “NEEP Plan”). Participation in the NEEP Plan is reserved for our employees who are not executive officers. Options granted under the NEEP Plan are non-qualified stock options and the exercise price of such option is not less than the fair market value of a share on the date of grant of such option. Generally, options granted under the NEEP Plan become exercisable over three years and expire within five years from the date of grant.

EMPLOYMENT, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

Brian J. Farrell.   Mr. Farrell is employed as our President and Chief Executive Officer through December 31, 2006 (the “Employment Term”) under an employment agreement effective January 1, 2001 (the “Employment Agreement”). His Employment Agreement provides the following benefits to him:

•        Base Salary—An annual base salary of at least $525,000, subject to annual review for possible increase. Mr. Farrell’s base salary as of April 1, 2006 is $626,045.

•        Bonus—An annual performance-based bonus equal to the lesser of his base salary for that year or 4.5% of our annual net income before taxes. Mr. Farrell’s bonus for fiscal 2006 was $601,999.

•        Additional Benefits—A life insurance policy in the amount of $3.0 million; disability insurance in the amount of 80% of his base salary; and a grantor trust established under Sections 671, et. seq. of the Internal Revenue Code (a Rabbi Trust) for the purpose of protecting the payment, in the event of a change in control, of any of our unfunded obligations to Mr. Farrell.

The Employment Agreement also provides Mr. Farrell with the following payments and benefits in the event that the Employment Agreement is terminated by him for “Good Reason” or by us without “Cause”: (i) a lump sum payment equal to (A) three years’ base salary, plus (B) bonus compensation at the highest possible annual bonus for three years; (ii) medical and dental insurance coverage through the end of the Employment Term; (iii) life and disability insurance coverage until the end of the Employment Term; (iv) various other perquisites as more fully described in the Employment Agreement; (v) the immediate vesting of all stock options, stock appreciation rights and restricted stock, if any, not fully vested at such time; (vi) the immediate vesting of Mr. Farrell’s rights in all other employee benefit and compensation plans; (vii) payment of the fees and disbursements incurred by counsel to Mr. Farrell as a result of the termination of Mr. Farrell’s employment; and (viii) appropriate office and secretarial assistance for six months after termination of Mr. Farrell’s employment. If Mr. Farrell were terminated in accordance with the foregoing he currently would receive a lump sum payment under item (i) of $3,961,860, plus the other benefits in items (ii) through (viii).

If, within one year after a change of control, Mr. Farrell’s employment is terminated by us other than for “Cause,” or voluntarily by Mr. Farrell, then Mr. Farrell shall receive certain benefits, as more fully described in the Employment Agreement, in addition to those described above. A change of control includes such events as a person gaining 15% or more beneficial ownership of THQ, our current members of the Board of Directors ceasing to comprise at least a majority of our Board of Directors (with some exceptions), and/or a sale of all or substantially all of our assets or of our business operations generating two-thirds of our consolidated revenues. Mr. Farrell would receive approximately the same amount of compensation upon a change in control that he would receive upon termination as specified in the preceding paragraph.

The Employment Agreement provides that if Mr. Farrell voluntarily terminates his employment without “Good Reason” or we terminate his employment for “Cause,” he will be precluded, during the twelve months following any such termination, from engaging in any business activities in competition with our business and from soliciting our employees.

Mr. Farrell’s Employment Agreement expires on December 31, 2006. The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders to assure the continued employment of Mr. Farrell as the President and Chief Executive Officer of THQ. Thus, Mr. Farrell and the Company are currently negotiating for Mr. Farrell to enter into a new employment agreement. Although negotiations have not yet been completed, Mr. Farrell has agreed that his bonus compensation payable under any such new employment agreement will be determined in accordance with the Company’s new pay-for-performance plan. See, “Compensation Committee Report On Executive Compensation—Components of Executive Compensation—Bonuses.”

Ian Curran.   Under UK law, we are required to provide our UK employees with a statement of the main terms and conditions of employment. Ian Curran, our Senior Vice President, International Publishing has been provided such a statement which sets forth the following key terms and conditions of his employment:

•        Salary of £141,750 per year, to be reviewed annually;

•        Discretionary bonus dependent upon overall Company and individual performance;

•        Car allowance of £1,000 per month; and

•        Welfare benefits similar to those offered to other THQ employees in the UK.

Pursuant to Mr. Curran’s statement of terms and conditions, both he and the Company must provide the other with 12 months notice in writing in order to terminate his employment with the Company.

TERMINATION OF EMPLOYMENT AGREEMENTS

Severance Agreements

THQ’s Board of Directors believes that it is in the best interests of the Company and its stockholders to encourage the Executive’s continued services and to ensure the Executive’s continued dedication by providing specified severance benefits in the event the Executive’s employment is terminated by the Company without Cause. For that reason, the Company has entered into severance agreements with each of the Named Executives of THQ, other than Mr. Farrell (the “Severance Agreements”). Mr. Farrell’s Employment Agreement provides for the payment of benefits to him in the event of termination under certain circumstances as described above.

The Severance Agreements provide for the payment of the following benefits if the Named Executive’s employment with THQ or its subsidiaries is terminated by the Company without Cause (as defined in the Severance Agreement) unless the Named Executive is entitled to benefits under the Change-in-Control Agreement described below:

•        A cash payment of (i) one times the Named Executive’s current salary for an Executive Vice President of the Company and three-fourths (3/4) times the officer’s current salary for a Senior Vice President of the Company; plus (ii) one times an Executive Vice President’s annual bonus paid, and three-fourths (3/4) a Senior Vice President’s annual bonus paid, in respect of the fiscal year of the Company immediately preceding the fiscal year in which the termination occurs; and (iii) any accrued but unpaid bonus for the fiscal year ended immediately prior to the fiscal year in which the termination occurs; and

•        COBRA premiums under the Company’s group health plan for a period of 12 months for an Executive Vice President and 9 months for a Senior Vice President.

In addition, if on the date of termination, the Named Executive shall not be fully vested with respect to any stock options previously granted to such Named Executive, the Named Executive will immediately be vested on the date of termination in that number of additional options that would have vested during the 12 months (for an Executive Vice President) or the 9 months (for a Senior Vice President) following the date of termination as if such stock options had become vested in equal monthly increments over the vesting period.

In exchange for the aforementioned cash severance and option vesting acceleration the executive must execute a release of his or her right to bring claims against the Company

If our Named Executive officers were terminated in accordance with the foregoing, they currently would receive approximately the following cash amounts under the Severance Agreements: Ian Curran—$312,601; Lewis Flock—$626,400; Jack Sorensen—$658,913; and Edward K. Zinser—$582,067.

CHANGE-IN-CONTROL AGREEMENTS

Change-in-Control Severance Agreements

THQ’s Board of Directors believes that it is in the best interests of the Company and its stockholders to encourage our key officers to continue their services and their dedication to their assigned duties in the event of any threat or occurrence of any change in control of the Company. For that reason, in addition to the Severance Agreements, we have entered into agreements with each of our Named Executives, other than Mr. Farrell (the “Change-in-Control Agreements”). Mr. Farrell’s Employment Agreement provides for the payment of benefits to him in the event of a change in control under certain circumstances as described above.

The Change-in-Control Agreements provide the following benefits in the event that a Named Executive is terminated following a Change in Control of THQ by the Company without Cause or by the Executive for Good Reason (as such terms are defined in the Change-in-Control Agreements):

•        A cash payment of (i) one and one-half (1½) times the Named Executive’s current salary; plus (ii) one times the target annual bonus then in effect for such officer; plus (iii) the product of the bonus amount described in clause (ii) and a fraction, the numerator of which is the number of days in the current fiscal year through the date of termination and the denominator of which is 365; plus (iv) any accrued but unpaid bonus for the preceding fiscal year;

•        Medical accident, disability and life insurance coverage for 12 months after termination at the lesser of the current cost or active employee cost; and

•        A cash payment equal to the value of any unvested portion of employer contributions to the Named Executive’s account under the Company’s Defined Contribution Plan.

In addition, if on the date of termination such Named Executive’s stock options or any performance accelerated restricted stock awards are not fully vested, all such stock options or awards shall become immediately vested and stock options shall be exercisable for such period as provided in the plan and/or agreement governing such stock options or awards.

In order to receive any benefits under a Change-in-Control Agreement, the Named Executive may not voluntarily leave THQ without “Good Reason”. “Good Reason” is defined to include any of the following events after a Change in Control: (a) involuntary termination of the Named Executive; (b) a reduction of the Named Executive’s rate of annual base salary as in effect immediately prior to the Change in Control or failure to pay such salary; (c) a requirement that the Named Executive relocate to a primary work location more than 35 miles from the primary work location at the time of the Change in Control; (d) the Company’s failure to provide the Named Executive with employee benefit plans, compensation plans, paid vacation, expense reimbursement and other fringe benefits, on terms that are in all material respects no less favorable, in the aggregate, than those provided under plans, practices, programs and policies of the Company as in effect immediately prior to the Change in Control; (e) the failure to maintain the effectiveness of the Change-in-Control Agreements after the Change of Control; and (f) a material diminution of duties, authorities or reporting responsibilities.

The definition of a Change in Control for purposes of the Change-in-Control Agreements is complex but is summarized as follows. It provides that a change in control will have occurred if:

•        Any person not affiliated with THQ acquires 50% or more of the voting power of our outstanding securities;

•        During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board cease for any reason to constitute at least a majority of the Board (except for certain individuals nominated to the Board by a majority of the incumbent directors);

•        We merge with another company and our voting stock represents less than 60% of the voting power of the new entity;

•        Our stockholders approve a plan of complete liquidation or dissolution of the Company; or

•        Any other event occurs which the Board deems to constitute a Change in Control.

If our Named Executive officers were terminated in accordance with the foregoing, they currently would receive approximately the following cash amounts under the Change-in-Control Agreements: Ian Curran—$575,904; Lewis Flock—$1,090,233; Jack Sorensen—$963,010; and Edward K. Zinser—$818,579.

INVOLVEMENT IN CERTAIN PROCEEDINGS

Material Proceedings.   There are no material proceedings in which a (i) director, officer or affiliate of THQ, (ii) to our knowledge, an owner of record or beneficially of more than five percent of outstanding stock of THQ, (iii) an associate of any such director, officer, affiliate of THQ, nor (iv) to our knowledge a security holder, is a party adverse to THQ or any of its subsidiaries or has a material interest adverse to THQ or any of its subsidiaries.

Involvement in Certain Legal Proceedings.   During the past five years, neither directors nor executive officers of the Company were involved in any reportable legal proceedings which are material to an evaluation of their ability or integrity.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions, nor series of similar transactions, since April 1, 2005, nor are there any currently proposed transactions, nor series of similar transactions, to which THQ or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000, and in which any of the following persons had, or will have, a direct or indirect material interest:

•        a director;

•        an executive officer;

•        a security holder who is known to THQ to own of record or beneficially more than five percent of our common stock; or

•        any member of the immediate family of any of the foregoing persons.

INDEBTEDNESS OF MANAGEMENT

None of the following persons have been indebted to THQ or its subsidiaries at anytime since April 1, 2005 in an amount in excess of $60,000:

•        any director;

•        any executive officer;

•        any member of the immediate family of a director or executive officer;

•        any corporation or organization of which any director or executive officer is an executive officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities; and

•        any trust or other estate in which a director or executive officer has substantial beneficial interest or as to which such person serves as a trustee or in a similar capacity.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires THQ’s directors and executive officers, and persons who own more than ten percent of THQ’s common stock, to file reports of ownership and changes in ownership of common stock of THQ. We have adopted procedures to assist THQ’s directors and officers in complying with these requirements, which include assisting officers and directors in preparing forms for filing.

To our knowledge, based solely upon a review of such reports furnished to us and written representations that no other reports were required, we believe that during fiscal 2006, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with on a timely basis, with the following exceptions: (i) Mr. Farrell was one day late in filing one Form 4 to report the exercise of a stock option; (ii) Mr. Sorensen was one day late in filing one Form 4 to report the exercise of a stock option and the same-day-sale of the underlying shares; and (iii) Mr. Flock was 2 days late in filing one Form 4 to report a grant of performance accelerated restricted stock and stock options received upon his hire with the Company.

STOCK PRICE PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total stockholder returns for the period from December 31, 2000 through March 31, 2006, for the Company’s common stock, NASDAQ National Market Composite Index and the RDG Technology Index. The comparison assumes an initial investment of $100 in each on December 31, 2000 and that all dividends were reinvested. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends.

The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of THQ’s common stock.

	2000	2001	2002	3/31/03TP	FY 2004	FY 2005	FY 2006
THQ Inc.	100	198.85	81.54	80.36	124.49	173.17	238.98
NASDAQ National Market Composite Index	100	79.53	56.34	56.61	83.30	83.62	99.03
RDG Technology Index	100	73.38	45.44	44.98	66.89	63.34	74.94

Information presented is as of the end of each calendar year for the periods December 31, 2001 through 2002, as of March 31, 2003 for our three-month transition period, and as of March 31st for fiscal 2004, fiscal 2005 and fiscal 2006. This information shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that THQ specifically incorporates it by reference into a filing.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

This report was prepared by the Compensation Committee (the “Committee”) of the Board of Directors, which is composed of independent directors who are not employees of the Company. The Committee has the responsibility for all compensation matters for executive officers. The current members of the Committee are Mr. Whims (Chairman), Mr. DeNero and Mr. Dougherty.

Components of Executive Compensation

The compensation policies of the Company are designed to:

•        attract, motivate and retain experienced and qualified executives;

•        increase the overall performance of the Company;

•        increase the stockholder value; and

•        increase the performance of the individual executives.

Executive officers’ compensation consists of both annual and long-term compensation. Annual compensation consists of a base salary and bonus. Long-term compensation is in the form of equity-based compensation, such as grants of stock options and restricted stock.

The Committee has engaged an executive compensation consulting firm, Frederic W. Cook & Co., Inc., to assist the Committee in determining and reviewing executive compensation beginning in fiscal 2007 (the period starting April 1, 2006).

Base Salaries and Adjustments to Base Salaries.

Executive Officers other than Mr. Farrell.   Base salaries of each executive officer are initially determined by the Committee at a level considered to be appropriate in the judgment of the Committee based on the officer’s level of responsibility and the job requirements of the officer’s position. The Committee also considers compensation paid to other persons with comparable skills and experience in other companies in the interactive entertainment industry as well as the Company’s performance in comparison to its competitors. No specific measures of the Company’s performance or other factors are considered determinative in the base salary decisions of the Committee. Instead, substantial judgment is used and all of the facts and circumstances are taken into consideration by the Committee in its executive compensation decisions. The Chief Executive Officer makes recommendations to the Committee regarding annual salary adjustments of each executive officer. The Chief Executive Officer bases such recommendations on an evaluation of the performance of each executive officer, including new responsibilities the officer will handle in the upcoming fiscal year and the officer’s previous year’s performance, as well as the Company’s performance.

Mr. Farrell.   The Chief Executive Officer’s base salary is determined pursuant to his Employment Agreement; however, the Committee may increase his base salary based upon performance.

In determining salary adjustments for the Chief Executive Officer and other executive officers, individual performance ratings take into account such factors as achievement of specific goals that are driven by the Company’s strategic plan and attainment of specific individual objectives.

Bonuses.   In addition to base salary, each executive officer is eligible to participate in the Company’s annual cash bonus plan. Under this bonus program, annual bonuses to the Company’s executive officers are based on both Company and individual performance. Beginning in fiscal 2007, 80% of an executive officer’s bonus will be determined based upon the Company meeting its financial goals and 20% will be based upon individual performance. With respect to the Company financial goals, the bonus metrics are designed such that 60% of the financial goals focus on the Company’s earnings and 40% focus on the Company’s revenues. Mr. Farrell’s Employment Agreement establishes a performance-based bonus payment equal to the lesser of his base salary or 4.5% of the Company’s annual net income before taxes; however, Mr. Farrell has agreed that beginning in fiscal 2007 his bonus will be determined in accordance with the new bonus program described above. Bonuses awarded for fiscal 2006 were paid in fiscal 2007. The fiscal 2006 bonuses approved by the Committee for the Named Executives are reported in the Compensation Table on page 15.

Equity Compensation.   It is also a fundamental objective of the Committee to provide the Company’s executive officers with an opportunity to share in the success of the Company and to align their interests with the interests of the stockholders by granting the executive officers awards under the Company’s Amended and Restated 1997 Stock Option Plan (the “1997 Plan”). The Committee generally grants options and restricted stock or restricted stock units to new executive officers upon their commencement of employment and periodically thereafter. Grants subsequent to the commencement of employment reflect executives’ contributions to the Company. Options are granted at an exercise price equal to the market price of the Company’s common stock at the date of the grant. Options granted to executive officers typically vest over a three-year period following the date of the grant. The maximum option term is five years. The full benefit of the options is realized upon appreciation of the stock price in future periods, thus providing an incentive to create value for the Company’s stockholders through appreciation of stock price. Additionally, the 1997 Plan allows the Compensation Committee to grant executive officers performance accelerated restricted stock (“PARS”) or performance accelerated restricted stock units (“PARSUs”). PARS and PARSUs granted to executive officers vest after five years; however, one-fifth of each grant may accelerate in each year after the date of the grant if certain corporate performance measures and targets are met. The Committee believes that a combination of options and PARS or PARSUs help in retaining skilled executive personnel.

On April 3, 2006, the Committee granted options to purchase shares of common stock (“Options”) and PARSUs to the Company’s executive officers in the following amounts: Brian J. Farrell—130,000 Options and 23,333 PARSUs; Ian Curran—45,500 Options and 8,167 PARSUs; Lewis Flock—81,250 Options and 14,583 PARSUs; William W. Goodmen—52,000 Options and 9,333 PARSUs; James M. Kennedy—52,000 Options and 9,333 PARSUs; Jack Sorensen—81,250 Options and 14,583 PARSUs; and Edward K. Zinser—81,250 Options and 14,583 PARSUs.

Compensation of the Chief Executive Officer

The Company has an employment agreement with the Chief Executive Officer, Mr. Farrell, which provides for his employment with the Company through December 31, 2006. The Committee believes that ensuring the Chief Executive Officer’s long-term commitment to the Company is in the best interest of its stockholders. The employment agreement was designed to induce Mr. Farrell to make a long-term commitment and to align a substantial portion of his compensation with the Company’s results of operations. Mr. Farrell’s employment agreement provides for an annual base salary of $525,000, subject to annual review for possible increase, and an annual performance-based cash bonus for each fiscal year during the term of the agreement equal to the lower of his base salary for the year or 4.5% of the net income before taxes earned by the Company for that year. In fiscal 2006, the Compensation Committee set Mr. Farrell’s base salary at $601,965 and for fiscal 2007 it is $626,045. The Chief Executive Officer’s annual bonus for fiscal 2006, determined under the formula contained in his employment agreement, was $601,999. See “Employment, Termination of Employment and Change-in-Control Agreements.”

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the tax deductibility of certain compensation paid to named executive officers of public companies. This provision generally limits the deduction for compensation paid to a named executive officer in a year to $1 million, unless the compensation is considered to be “qualified performance-based compensation” under the Internal Revenue Code. The Compensation Committee intends to structure the compensation of the Company’s executive officers so as to minimize the effects on the Company of this limitation, while retaining the discretion it deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

Respectfully submitted,
James L. Whims, Chairman
Henry T. DeNero
Brian P. Dougherty

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee in fiscal 2006 consisted of Mr. Whims, Mr. DeNero, and Mr. Dougherty. Each member of the Compensation Committee is a non-employee director and no member has any direct or indirect material interest in, or relationship with, THQ outside of his position as a director. To our knowledge, there were no other interrelationships involving members of the Compensation Committee or other directors requiring disclosure.

REPORT OF THE AUDIT COMMITTEE

This report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

This report was prepared by the Audit Committee of the Board. The following report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process. The current members of the Audit Committee are Mr. DeNero (Chairman), Mr. Burstein and Mr. Griffiths.

The Audit Committee’s responsibilities are as described in a written charter adopted by the Board.  The Audit Committee reviews the financial information that will be provided to the stockholders and others, the system of internal controls over financial reporting that management and the Board have established, and the audit process. In fulfilling its responsibilities, the Audit Committee, among other things, oversees the independent auditors and approves their services, oversees internal audit, reviews financial statements, earnings releases and other accounting matters, reviews related party transactions, and maintains procedures for receiving complaints or concerns regarding accounting and auditing matters.

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market (the “Rules”), and has one member, Henry T. DeNero, who is a “financial expert” as defined by the Rules and the definitions promulgated by the Securities and Exchange Commission. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees pursuant to the Rules as well as rules promulgated by the Securities and Exchange Commission. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

The Audit Committee met 12 times during fiscal 2006, and its meetings periodically included separate sessions with the Company’s independent auditors and with the Company’s internal auditor, in each case without the presence of the Company’s management. As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditors all annual financial statements and quarterly operating results prior to their issuance. The Audit Committee has discussed and reviewed with Deloitte & Touche LLP (“Deloitte”) all communications required by generally accepted auditing standards, including the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended. In addition, the Audit Committee discussed and reviewed the results of Deloitte’s examination of the Company’s financial statements. Deloitte also provided the Audit Committee with the written disclosures required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with Deloitte any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence.

As part of its responsibility to monitor the Company’s internal controls over financial reporting, during fiscal 2006, the Audit Committee received periodic reports and updates from the Company’s management and from Deloitte on the progress in meeting the Company’s obligations with regard to documenting and testing its internal controls over financial reporting and remediating any issues that were identified. The Audit Committee also discussed with management and Deloitte management’s assessment of the effectiveness of the Company’s internal controls over financial reporting, which was included in the Company’s Annual Report on SEC Form 10-K for the fiscal year ended March 31, 2006.

The Audit Committee also oversees the activities of the Company’s internal audit department. The Audit Committee reviews and approves the internal auditor’s proposed audit plans and reviews all reports prepared by internal audit. The Audit Committee also reviews the appointment, evaluation and replacement of the Director of Internal Audit.

Following the Audit Committee’s discussions with management and Deloitte, and in reliance on the reviews and discussions discussed above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s annual report on Form 10-K for the year ended March 31, 2006, for filing with the Securities and Exchange Commission. The Committee also reappointed Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2007, subject to stockholder ratification, and the Board of Directors concurred in such reappointment.

Audit Committee:
Henry T. DeNero, Chairman
Lawrence Burstein
Jeffrey Griffiths

PROPOSAL NUMBER 2
APPROVAL OF THE THQ INC. 2006 LONG-TERM INCENTIVE PLAN

INTRODUCTION

This section provides a summary of the principal terms of the THQ Inc. 2006 Long-Term Incentive Plan (the “LTIP”). The complete LTIP is annexed to this proxy statement as Exhibit A. For a complete description of the terms of the LTIP, you should read the LTIP.

REASONS FOR THE LONG-TERM INCENTIVE PLAN

The Board of Directors (the “Board”) of THQ has established, subject to stockholder approval, the LTIP. The purpose of the LTIP is to further the Board’s compensation philosophy, as outlined by the Compensation Committee in their report herein. The Board of Directors believes that the Company’s long-term financial interests, including its growth and performance, are dependent upon its ability to attract and retain selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve its long-term objectives. The LTIP will provide the Company an opportunity to encourage such individuals to acquire an ownership interest in the Company and will help align their economic interests directly with those of the Company’s stockholders. The LTIP will also provide the Company with flexibility to offer, in line with competitive practices, compensation packages to selected candidates whose contributions and skills are important to its long-term success. Recognizing the importance of the Company’s broad-based equity compensation program and its effectiveness in meeting the Board’s goals, the Board adopted the LTIP on May 8, 2006 and hereby submits it to the Company’s stockholder’s for their approval.

The Company currently has two long-term incentive plans, the THQ Inc. Amended and Restated 1997 Stock Option Plan (the “1997 Plan”) and the Third Amended and Restated Nonexecutive Employee Stock Option Plan (the “NEEP Plan”). The 1997 Plan expires in March 2007 and the NEEP Plan expires in June 2010, unless terminated earlier by the Board. The LTIP is intended to replace both the 1997 Plan and the NEEP Plan and no future grants will be made under either plan if the Company’s stockholders approve the LTIP.

SUMMARY

The following is a summary of key LTIP provisions:

Term of Plan:

The LTIP will remain in effect until all shares subject to the plan have been purchased and/or acquired according to the provisions of the LTIP; provided, however, that no awards may be granted on or after the tenth anniversary of the plan’s effective date.

Effective Date:	Subject to stockholder approval, the date of such approval (anticipated to be July 20, 2006).
Award Types:	(1)	Stock Options (including incentive stock options);
	(2)	Stock Appreciation Rights (SARs), including Tandem Stock Appreciation Rights;
	(3)	Restricted Stock Awards;
	(4)	Other Stock Unit Awards; and
	(5)	Performance Awards (in the form of Performance Shares or Performance Units)

Shares Authorized:	The total number of shares of THQ common stock that may be issued under the plan will not exceed six (6) million shares, subject to certain adjustments.
Shares subject to awards of stock options or SARs count against the share limit 1:1 (one share for every one share granted).
Shares subject to awards other than stock options or SARs count against the share limit 1.6:1 (1.6 shares for every one share granted).
Award Limits:	(1) Annual per person maximum of 1,000,000 stock options or SARs;
(2) Annual per person maximum of 500,000 restricted stock, performance shares or other stock unit award provided, however, in any 12-month period in connection with the initial employment of a participant (or the participant’s re-employment following a termination of at least 90 days), such maximum amounts may be 2,000,000 for stock options and stock appreciation rights or 1,000,000 for restricted stock, performance shares or other stock unit awards.

Additionally, maximum cash payout with respect to Performance Units in any 12-month period that may be made to a single participant will be $5 million; provided, however, such amount may be $10,000,000 in connection with the initial employment of a participant (or the participant’s re-employment following a termination of at least 90 days).

Vesting and Exercise:

Vesting schedules are determined by the Compensation Committee. Stock options and SARs have a maximum ten-year term limit and shall vest as set forth in the award agreements granting such options and SARs. Stock awards and stock unit awards shall generally vest not less than three (3) years from the date of grant (but may provide for pro rata vesting over such time).

Amendment and Termination:	No alteration, amendment, suspension or termination shall be effective without stockholder approval if such approval is required by law or under NASDAQ rules.
No amendments to, or termination of, the LTIP shall in any way impair the rights of a participant under any award previously granted without such participant’s consent.

Other Material Features of the LTIP

Eligibility.   Any director or employee of the Company or any of its subsidiaries (including a prospective employee, conditioned upon such person’s becoming an employee) is eligible to receive an award under the LTIP. Awards may also be granted to a consultant or advisor of the Company, so long as such person (i) renders bona fide services to the Company that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

As of May 26, 2006, THQ has over 1,600 employees and six directors who will be eligible to receive awards under the LTIP. The selection of participants and the nature and size of the awards granted to participants is subject to the discretion of the Committee. Accordingly, the Company cannot specifically identify those employees and directors to whom awards may be granted under the LTIP because no such determination has been made.

Administration.   The LTIP will be administered by the Compensation Committee of the Board of the Company or by another committee of the Board (the “Committee”). The Committee shall consist of at least two persons and Committee members shall be non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (“Code”), and “independent” for purpose of the rules and regulations of the NASDAQ Stock Market.

The Committee has the authority to select the employees, prospective employees and directors who may participate in the LTIP and to determine the size and types of awards, the number of shares subject to awards and the terms and conditions of these awards in accordance with the terms of the LTIP. The Committee also has full authority to interpret the LTIP and to establish rules for its administration. Further, the Committee will make all other determinations that may be necessary or advisable for the administration of the LTIP. Subject to certain limitations, the Committee may delegate such authority with respect to individuals other than directors or executive officers of the Company.

Awards.   A participant in the LTIP is permitted to receive multiple grants of awards. The terms and provisions of a type of award with respect to any recipient need not be the same with respect to any other recipient of such award.

Stock Options.   Stock options may be either nonqualified stock options or incentive stock options that comply with section 422 of the Code. Each stock option grant will be evidenced by a written award agreement containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the LTIP.

Except in the case of awards granted in substitution for awards previously granted by an entity acquired by the Company, the purchase price will not be less than the fair market value of a share on the grant date of such option. Once an award is granted, the Committee shall not, without the approval of our stockholders, (a) lower the option price per Share of an Option after it is granted, (b) cancel an option when the option price per share exceeds the fair market value of the underlying shares in exchange for cash or another award (other than in connection with substitute awards), or (c) take any other action with respect to an option that would be treated as a repricing under the rules and regulations of the NASDAQ Stock Market.

Subject to the terms of the LTIP and the applicable award agreement, any option may be exercised at any time during the period commencing with the first date permitted under the vesting schedule set forth in such award. Each stock option may be exercised in whole or in part after the grant becomes exercisable. The LTIP limits the term of any stock option to ten years. The Committee has the discretion to determine the form(s) and method(s) by which payment of the exercise price will be made by the participant, including, without limitation, by use of cash, shares, other awards, property, or any combination of the foregoing.

Stock Appreciation Rights (SARs).   SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of THQ Inc. stock on the date the SAR is exercised over the fair market value of a share of Company stock on the date the SAR is granted, multiplied by the number of shares to which the SAR is exercised. The payment may be made in cash, shares, other property, or any combination thereof.

The Committee may grant SARs under the LTIP alone or in tandem with stock options. SARs that are granted alone must be granted with a per share exercise price not less than 100 percent of the fair market value of a share of the Company stock on the date of grant. The grant price of tandem SARs will equal the option price of the related stock option.  The LTIP prohibits the repricing of SARs without first obtaining stockholder approval for such repricing. The LTIP limits the term of SARs to 10 years from the grant date.

Restricted Stock Awards.   An award of restricted stock is a share of Company stock granted to the participant that may not be sold or otherwise disposed of during a restriction period. Except for the death, disability or retirement of the participant, or a change in control, restricted stock awards subject solely to the continued employment of employees of the Company shall have a vesting period of not less than three (3) years from date of grant (but may provide for pro rata vesting over such time), and restricted stock awards subject to the achievement of performance objectives shall have a vesting period of not less than one (1) year from date of grant. Such minimum vesting periods shall not be applicable to (i) grants of restricted stock in payment of performance awards and other earned cash-based incentive compensation, or (ii) grants, in total, which do not exceed ten percent (10%) of the number of shares authorized for grant under the LTIP. Subject to the foregoing minimum vesting period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder, waive the forfeiture period and any other conditions set forth in any award agreement subject to such terms and conditions as the Committee shall deem appropriate. The minimum vesting period requirements do not apply to restricted stock awards granted to Directors or to any consultants or advisors who provide services to the Company.

For awards of restricted stock, the participant will have all rights as a holder of shares of THQ Inc. stock except that the restricted shares cannot be sold, transferred, transferred, assigned, pledged or otherwise encumbered or disposed of until the end of the restriction period established by the Committee and specified in the award agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the award agreement.

Other Stock Unit Awards.   Other stock unit awards are awards of units having a value equal to an identical number of shares. The Committee will determine the terms and conditions of such awards and set forth such terms and conditions in an award agreement. Except for the death, disability or retirement of the participant, or a change in control, other stock unit awards subject solely to the continued employment of employees of the Company shall have a vesting period of not less than three (3) years from date of grant (but may provide for pro rata vesting over such time), and other stock unit awards subject to the acheivement of performance objecives shall have a vesting period of not less than one (1) year from date of grant. Such minimum vesting periods shall not be applicable to (i) grants of other stock unit awards in payment of performance awards and other earned cash-based incentive compensation, or (ii) grants, in total, which do not exceed ten percent (10%) of the number of shares authorized for grant under the LTIP. Subject to the foregoing minimum vesting period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder for other stock unit awards intended to be performance-based compensation under section 162(m), waive the forfeiture period and any other conditions set forth in any award agreement subject to such terms and conditions as the Committee shall deem appropriate. The minimum vesting period requirements do not apply to restricted stock awards granted to Directors or to any consultants or advisors who provide services to the Company. Such awards may be paid in cash, shares, property, or any combination thereof.

Performance Shares and Performance Units.   Performance shares and performance units are awards of a fixed or variable number of shares or of dollar-denominated units that are earned by achievement of performance goals established by the Committee. In no event may a performance award vest less than 12 months from the commencement of a performance period. Amounts earned under performance share and performance units may be paid in cash, shares, property, or any combination thereof.

Performance Goals.   Section 162(m) of the Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to each of their “covered employees.”  A “covered employee” is, generally, an individual whose compensation is reported in the summary compensation table and who also was employed as an executive officer of the Company on the last day of the taxable year. However, performance-based compensation is excluded from this limitation. The LTIP is designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of section 162(m).

Under the LTIP, the Committee may condition the grant, vesting and/or exercisability of a restricted stock award, a performance award or another stock unit award, upon the attainment of performance targets related to one or more performance goals over a performance period selected by the Committee. The Committee may reduce any such award below the maximum amount that could be paid based upon the degree to which the performance targets related to such award were attained. However, the Committee may not increase any award that is intended to satisfy the exception for “qualified performance-based compensation” set forth in section 162(m) of the Code above the maximum amount that could be paid based on the attainment of the performance targets.

For any awards that are intended to satisfy the section 162(m) exception for “qualified performance-based compensation”, the awards will be conditioned upon the achievement of pre-established goals relating to specified levels of one or more of the following performance measures: net sales; revenue; revenue growth; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; implementation, completion or attainment of measurable objectives with respect to research, development, products or projects; achievement of software development milestones; and cash margins. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

Reuse of Shares for Further Awards.   To the extent that shares of THQ stock subject to an outstanding award under the LTIP are not issued by reason of forfeiture of such award or by reason of being settled in cash in lieu of shares, then such shares will immediately again be available for issuance under the LTIP. Shares underlying awards granted in substitution for awards previously granted by an entity acquired by the Company will not be counted against the LTIP limit.

Change in Control.   Unless otherwise provided in an award agreement, in the event of a change in control in which the successor company does not assume or substitute outstanding awards, upon the change in control:

•        Options and SARs shall immediately vest and become fully exercisable; and

•        Restrictions and deferral limitations on restricted stock and other stock unit awards shall lapse and the restricted stock or other stock units shall become free of all restrictions and limitations and become fully vested.

In the event of a change in control in which the successor company does assume or substitute outstanding awards, if the participant’s employment with the successor company is terminated within a certain time period, as set forth in the award agreement, vesting of awards, other than performance awards, shall be accelerated.

Additionally, at the Committee’s discretion, an award agreement may provide that in the event of a Change in Control of the Company (i) options and SARs may be cancelled and terminated without payment if the fair market value of one share of the Company’s stock on the date of the change in control is less than the per share option exercise price or SAR grant price; and (ii) performance awards shall be considered earned and payable as of the date of the change in control and any deferrals or restrictions thereon shall lapse as of such date. Further, with respect to options and SARs, the Committee may terminate outstanding awards and pay cash, stock or property to the participant in an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such Change in Control over the exercise price per share of such option or SAR.

The Board believes that the LTIP’s Change in Control definition is consistent with current sound principles of corporate governance. The definition of a Change in Control is complex, but is summarized as follows. It provides that a Change in Control will have occurred if:

•        Any person not affiliated with THQ acquires 50% or more of the voting power of our outstanding securities;

•        We merge with another company and our voting stock represents less than 60% of the voting power of the new entity;

•        During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board cease for any reason to constitute at least a majority of the Board (except for certain individuals nominated to the Board by a majority of the incumbent directors);

•        Our stockholders approve a plan of complete liquidation or dissolution of the Company; or

•        Any other event occurs that the Board determines constitutes a Change in Control.

Certain Adjustments.   If the Committee determines that any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affects the shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended under the LTIP, then the Committee may make any adjustments or substitutions of awards as the Committee determines.

Transferability.   No award may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and each award, and each right under an award, will be exercisable during the participant’s lifetime and only by the participant or, if permissible by applicable law, such person’s guardian or legal representative; provided, however, an award may be transferred to a “permitted assignee” with the consent of the Committee. A “permitted assignee” is (i) a Participant’s spouse, children, or grandchildren (including any adopted step children and grandchildren), (ii) a trust or partnership for the benefit of one or more person referred to in clause (i), or (iii) a charity.

Termination of Employment or Services.   The Committee, in its sole discretion, will set forth in the applicable award document the extent to which a participant will have the right to exercise or retain an award following termination of employment with THQ or any subsidiary or following the termination of his or her service as a director.

Other Provisions.   The Committee may provide that the receipt of payment of cash or the delivery of shares that would otherwise be due to a participant under an award may be deferred at the election of the participant pursuant to an applicable deferral plan established by the Company or a subsidiary.

The Committee may make awards on terms and conditions other than those described above or in the LTIP to comply with the laws and regulations of any foreign jurisdiction or to make an award more effective under such laws or regulations.

No award will be construed as giving any participant a right to receive future awards or to continued employment or service with the Company.

U.S. Federal Income Tax Consequences.   The following is a brief description of the Company’s understanding of the federal income tax consequences applicable to awards that may be granted under the LTIP. This description may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not address any state, local or foreign tax consequences. To the extent any awards under the LTIP are subject to Section 409A of the Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Code and the regulations or other guidance promulgated thereunder.

Stock Options.   Under current federal tax law, upon the grant of a non-qualified stock option, no taxable income will be realized by the optionee and the Company will not be entitled to any tax deduction. Upon exercise of a non-qualified stock option, an optionee will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the Common Stock on the date of exercise (the “Spread at Exercise”). The Company will be entitled to a corresponding tax deduction. Upon the grant of an incentive stock option, no taxable income will be realized by an optionee and the Company will not be entitled to any tax deduction. If an optionee exercises the option, as an employee or within three months of termination, then generally, no such taxable income or deduction will result at the time of the exercise of such option; however, the Spread at Exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax provisions of the Code. The Company will not be entitled to any tax deduction. If an optionee sells or otherwise disposes of stock acquired from the exercise of an incentive stock option within two years from the date of grant of the option or one year from the date of exercise of the option, a “disqualifying disposition” occurs. If a disqualifying disposition occurs, the disposition will result in ordinary income at the time of the disposition in an amount equal to the lesser of (1) the gain on the sale or (2) the Spread at Exercise. If the gain exceeds the Spread at Exercise, the excess is a short-term or long-term capital gain depending upon how long the shares are held prior to the sale. If the stock is sold for less than the exercise price, failure to meet the holding period requirement generally will result in a short-term or long-term capital loss, depending upon how long the shares have been held before the sale, equal to the difference between the exercise price and the sale price. If there is no disqualifying disposition of stock acquired from the exercise of an incentive stock option, any gain or loss realized by the employee from the sale or exchange of such stock will be treated as a long-term capital gain (or loss) and no tax deduction will be allowable to the Company.

SARs.   A recipient does not recognize taxable income on the grant of stock appreciation rights, but does recognize ordinary income when they are exercised. The amount of this ordinary income will be the cash or the fair market value of the shares of common stock received upon exercise. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the participant, subject to the limitations of Section 162(m) of the Code.

Restricted Stock Awards.   A participant generally does not recognize taxable income on the receipt of restricted stock, but does recognize ordinary income on the date the recipient’s interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture (the “vesting date”), in an amount equal to the fair market value of the shares on that date. Any dividends paid on the shares of restricted stock before the vesting date are also taxable as compensation income upon receipt. However, a participant may elect to recognize income upon the receipt of shares of restricted stock, rather than on the vesting date, equal to the fair market value of the shares on the date of the award. If the participant makes this election, dividends paid with respect to the shares of restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as dividend income, and the recipient will not recognize additional income on the vesting date. The participant will not be entitled to any deduction if, after making this election, he or she forfeits any of the shares of restricted stock. If shares of restricted stock are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of shares restricted stock, subject to the limitations of Section 162(m) of the Code.

Other Stock Unit Awards.   A recipient does not recognize taxable income on the grant of RSUs, but does recognize ordinary income when they vest, unless settlement of the RSUs is deferred in accordance with the requirements of federal tax law. If these requirements are met, the recipient will recognize taxable income when the shares of common stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or settlement, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on RSUs are also taxable as compensation income upon vesting or payment, as applicable.

Performance Shares.   A recipient does not recognize taxable income on the grant of performance share awards, but does recognize ordinary income, to the extent that the designated performance measures are satisfied, when they vest unless settlement of is deferred in accordance with the requirements of federal tax law. Upon vesting, or settlement, as applicable, the recipient will recognize taxable income when the cash or shares of common stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or delivery, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on performance share awards are also taxable as compensation income upon vesting or payment, as applicable. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of performance share awards, subject to the limitations of Section 162(m) of the Code.

New Plan Benefits.   As described above, the Committee in its discretion will select the participants who receive awards and the size and types of those awards, if the LTIP is approved by stockholders. It is, therefore, not possible to predict the awards that will be made to particular individuals or groups in the future under the LTIP.

Stock options and performance accelerated restricted stock (“PARS”) awarded to the named executive officers in fiscal 2006 under the 1997 Plan are set forth in the Executive Compensation Tables under the column entitled “Long-Term Compensation Awards—Restricted Stock Awards” on page 15 and “Option Grants in Fiscal 2006” on page 16. The stock options and performance accelerated restricted stock units awarded to non-employee directors in fiscal 2006 under the 1997 Plan are set forth under “Director Compensation” on page 9. In addition, during fiscal 2006, 1,037,823 stock options were awarded to the Company’s current executive officers as a group (seven persons), 176,658 shares underlying PARS awards were awarded to the Company’s current executive officers as a group, and 3,276,078 stock options were awarded to all employees other than current executive officers as a group under the 1997 Plan. If the LTIP had been in effect in fiscal 2006, these persons and groups would have received substantially the same number of awards as were actually granted to them under the 1997 Plan in fiscal 2006. The exact benefit which would have been received by any of these persons and groups under the LTIP in fiscal 2006 is not determinable.

VOTE NECESSARY TO APPROVE THE THQ INC. 2006 LONG-TERM INCENTIVE PLAN

Approval of the THQ Inc. 2006 Long-Term Incentive Plan requires the affirmative votes of at least a majority of the number of votes cast on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
PROPOSAL NUMBER 2.

UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES
RECEIVED BY THEM FOR PROPOSAL NUMBER 2.

PROPOSAL NUMBER 3
APPROVAL OF THE THQ INC. EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

This section provides a summary of the principal terms of the THQ Inc. Employee Stock Purchase Plan (the “ESPP”). The complete ESPP is annexed to this proxy statement as Exhibit B. For a complete description of the terms of the ESPP, you should read the ESPP.

REASONS FOR THE EMPLOYEE STOCK PURCHASE PLAN

THQ’s stockholders are being asked to approve the THQ Inc. Employee Stock Purchase Plan (the “ESPP”). The ESPP is intended to provide eligible employees of the Company with an opportunity to participate in the Company’s success by permitting them to acquire a stock ownership interest in THQ through periodic payroll deductions that will be applied towards the purchase of THQ common stock at a discount from the market price. The Board of Directors (the “Board”) of THQ adopted the ESPP on May 8, 2006, subject to stockholder approval.

The following is a summary of the principal features of the ESPP. This summary, however, does not purport to be a complete description of all the provisions of the employee stock purchase plan.

SUMMARY

The following is a summary of key ESPP provisions:

Effective Date:	Subject to stockholder approval, the date of such approval (anticipated to be July 20, 2006).
Shares Authorized:	If approved, 500,000 shares of THQ common stock will be authorized and reserved for issuance under the ESPP.
Offering Period:

Six (6) months, or such other period as determined by the Compensation Committee of the Board, not to exceed twenty-seven (27) months. The first Offering Period shall begin after stockholder approval of the ESPP.

Purchase Price:

Employees participating in the ESPP may purchase a share of THQ’s common stock at the lesser of (i) eighty-five percent (85%) of the fair market value of a share of common stock on the first day of the Offering Period or (ii) eighty-five percent (85%) of the fair market value of a share of common stock on the last day of the Offering Period.

Participation Limits:	An employee’s right to purchase common stock under the ESPP may not accrue at a rate which exceeds $25,000 per year of the fair market value of THQ’s common stock.
Amendment and Termination:	No amendment, suspension or termination shall be effective without stockholder approval if such approval is required by law or under NASDAQ rules.
No amendments to, or termination of, the ESPP shall in any way impair the rights of a participant under any options previously granted without such participant’s consent.

Other Material Features of the ESPP

Eligibility.   All regular employees of the Company who work more than twenty hours per week and more than five months in any calendar year, and who have completed at least ninety (90) days of continuous full-time employment with the Company on or before the first day of the applicable Offering Period will be eligible to participate in the ESPP. However, an employee will not be eligible to participate if, as a result of participating, that employee would hold five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary. As of May 26, 2006, approximately 1,500 employees, including seven executive officers, would be eligible to participate in the ESPP.

Administration.   The administration of the ESPP is overseen by the Compensation Committee (the “Committee”) of the Board. The Committee shall have full power and authority to adopt rules and regulations to administer the plan, to interpret the provisions of the ESPP, and subject to the express terms of the ESPP, to establish the terms of offerings under the ESPP. The decisions of the Committee are final and binding on all participants. All costs and expenses incurred in plan administration will be paid by THQ without charge to participants.

Payroll Deductions and Stock Purchases.   Eligible employees of the Company may elect to participate in the ESPP by giving notice to the Company, which notice shall instruct the Company to withhold a specified percentage of the employee’s base salary (in any multiple of 1% up to a maximum of 15%) on each pay period during the Offering Period. On the last business day of an Offering Period, the withheld salary will be used to purchase common stock at the Purchase Price. For purposes of the ESPP, fair market value per share as of a particular date shall mean the average of the high and low trading prices of THQ’s common stock as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported). If, on the last day of an Offering Period, the number of shares of common stock to be purchased by all participants exceeds the number of shares then available for purchase under the ESPP, the Committee will make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. As of May 26, 2006, the closing price on the NASDAQ Stock Market for a share of THQ common stock was $23.10.

Termination of Participation.   A participant may stop contributions to the ESPP at any time and his or her accumulated payroll deductions will, at the participant’s election, either be promptly refunded if notice was received by the Committee at least thirty (30) days before the end of an Option Period, or applied to the purchase of common stock on the next scheduled purchase date. The participant’s purchase right will immediately terminate upon his or her cessation of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of common stock.

Transferability.   No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant’s death.

U.S. Federal Income Tax Consequences.   The following is a brief description of the Company’s understanding of the federal income tax consequences to THQ and participants subject to U.S. taxation with respect to participation in the ESPP. This description may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not address any state, local or foreign tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code (“Code”). Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to THQ, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If a participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the purchase period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares, and THQ will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

If a participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the purchase period in which the shares were acquired and more than one (1) year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the closing selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares. Any additional gain upon the sale or disposition of the purchased shares will be taxed as a long-term capital gain. THQ will not be entitled to an income tax deduction with respect to such disposition.

If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lesser of (i) the amount by which the closing selling price of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the closing selling price of the shares on the participant’s entry date into the purchase period in which those shares were acquired.

New Plan Benefits.   Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the Company’s common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the ESPP is approved by the stockholders. Non-employee directors are not eligible to participate in the ESPP.

VOTE NECESSARY TO APPROVE THE THQ INC. EMPLOYEE STOCK PURCHASE PLAN

Approval of the THQ Inc. Employee Stock Purchase Plan requires the affirmative votes of at least a majority of the number of votes cast on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
PROPOSAL NUMBER 3.

UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES
RECEIVED BY THEM FOR PROPOSAL NUMBER 3.

PROPOSAL NUMBER 4
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INFORMATION ABOUT DELOITTE & TOUCHE LLP

The Board of Directors, upon recommendation of the Audit Committee, has appointed Deloitte & Touche LLP to be our independent registered public accounting firm (also referred to herein as “auditors”) for the fiscal year ending March 31, 2007. The Board of Directors seeks an indication from stockholders of their approval or disapproval of the appointment of Deloitte & Touche as the Company’s auditors.

Deloitte & Touche has been our auditors since 1991, and no relationship exists other than the usual relationship between auditor and client.

If the appointment of Deloitte & Touche as auditors for fiscal 2007 is not approved by the stockholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors after the beginning of the current fiscal year, the appointment for fiscal 2007 will stand, unless the Audit Committee finds other good reason for making a change.

A representative of Deloitte & Touche is expected to be present at the Annual Meeting to have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

FEES PAID TO DELOITTE & TOUCHE LLP

	Fiscal 2006	Fiscal 2005
Audit Fees(1)	$1,556,059	$1,221,448
Audit-Related Fees(2)	$18,931	$16,200
Tax Fees(3)	$23,557	$326,190
All Other Fees(4)	$32,130	$216,915
Total	$1,630,677	$1,780,753

(1)   Represents the aggregate fees billed in each fiscal period presented above primarily for professional services provided in connection with: (i) the year-end financial statement audit (U.S. domestic and international); (ii) the review of the Company’s quarterly financial statements included in the Company’s Form 10-Q; and (iii) the audit of the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002. Fees billed in fiscal 2006 include work done in fiscal 2006 (primarily in April, May and June 2005) related to the fiscal 2005 year-end financial statement and internal control over financial reporting audit. The increase in audit fees for fiscal 2006 over fiscal 2005 reflects the work done in fiscal 2006 related to the fiscal 2005 audit of the Company’s internal control over financial reporting. No such audit was required in fiscal 2004, and thus the fees billed in April, May and June of 2004 (in fiscal 2005) were lower than fees billed in the comparable period in fiscal 2006.

(2)   Represents the aggregate fees billed in each fiscal period presented above for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including consultations, audit and review of our employee benefit plans and pension plan. Audit-related fees billed in fiscal 2006 and fiscal 2005 include fees related to the audit of the Company’s 401K plan.

(3)   Represents the aggregate fees billed in each fiscal period presented above for tax compliance, tax advice and tax planning. Tax fees billed in fiscal 2005 included fees of approximately $105,000 for preparation of worldwide tax returns and review of U.S. income tax returns and approximately $90,000 for services related to international tax issues.

(4)   Other fees include aggregate fees billed in each fiscal period presented above for various projects related to merger and acquisition activity.

SERVICES PROVIDED BY DELOITTE & TOUCHE LLP

The Audit Committee is required to pre-approve the engagement of Deloitte & Touche to perform audit and other services for THQ and its subsidiaries. Our procedures for the pre-approval by the Audit Committee of all services provided by Deloitte & Touche comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved and the auditors are retained by the Audit Committee.

The Audit Committee considered and determined that fees for services other than audit and audit-related services are compatible with maintaining Deloitte & Touche’s independence. The Audit Committee approved 100% of the “Audit-Related Fees” services, 100% of the “Tax Fees” services, and 100% of the “All Other Fees” in fiscal 2006.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
PROPOSAL NUMBER 4.

UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES
RECEIVED BY THEM FOR PROPOSAL NUMBER 4.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Stockholders who, in accordance with Securities and Exchange Commission Rule 14a-8, wish to submit a proposal to be included in the Proxy Statement for the 2007 Annual Meeting of Stockholders, should submit the proposal in writing to our Secretary at our principal executive offices at 29903 Agoura Road, Agoura Hills, California 91301. The proposal must be received by April 1, 2007 for the Company to consider it for inclusion in the Proxy Statement for the 2007 Annual Meeting of Stockholders. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. Additionally, see “Committees of the Board of Directors—Nominating / Corporate Governance Committee” herein for information required to be submitted with a stockholder proposal that recommends a candidate for our Board of Directors.

OTHER BUSINESS

We know of no business, other than as stated in the Notice of Annual Meeting of Stockholders, to be brought before the Annual Meeting. If other matters should properly come before the meeting, proxies will be voted on such matters in accordance with the best judgment and discretion of the persons appointed by the proxies.

By Order of the Board of Directors

James M. Kennedy Secretary
June 21, 2006

PLEASE COMPLETE, DATE, SIGN AND
RETURN YOUR PROXY PROMPTLY

EXHIBIT A

THQ INC. 2006 LONG-TERM INCENTIVE PLAN

THQ INC.

2006 LONG-TERM INCENTIVE PLAN

THQ Inc. (the “Company”), a Delaware corporation, hereby establishes and adopts the following 2006 Long-Term Incentive Plan (the “Plan”).

1.                 PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.                 DEFINITIONS

2.1.       “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2.       “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, including through an electronic medium.

2.3.       “Board” shall mean the board of directors of the Company.

2.4.       “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5.       “Committee” shall mean the Compensation Committee of the Board or another committee appointed by the Board, or a subcommittee thereof formed to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).

2.6.       “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m) of the Code.

2.7.       “Director” shall mean a non-employee member of the Board.

2.8.       “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.9.       “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.10.    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.11.    “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share average of the high and low trading prices of the Shares as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the NASDAQ Stock Market, on such other principal securities exchange on which the Shares are traded, and if the Company is not listed on the NASDAQ Stock Market or any other securities exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria.

2.12.    “Freestanding Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

2.13.    “Limitations” shall have the meaning set forth in Section 10.5.

2.14.    “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.15.    “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.

2.16.    “Participant” shall mean an Employee or Director who is selected by the Committee to receive an Award under the Plan.

2.17.    “Payee” shall have the meaning set forth in Section 13.1.

2.18.    “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

2.19.    “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.20.    “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.21.    “Performance Unit” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property other than Shares (or cash), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.22.    “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.23.    “Prior Plans” shall mean, collectively, the Company’s Amended and Restated 1997 Stock Option Plan and the Company’s Third Amended and Restated Non-Executive Employee Stock Option Plan.

2.24.    “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.25.    “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.26.    “Shares” shall mean the shares of common stock, par value $0.01, of the Company.

2.27.    “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.

2.28.    “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.29.    Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.30.    “Tandem Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

2.31.    “Vesting Period” shall have the meaning set forth in Section 7.1.

3.                 SHARES SUBJECT TO THE PLAN

3.1        Number of Shares.   (a) Subject to adjustment as provided in this Section 3.1 (with respect to Prior Plans and Substitute Awards) and in Section 12.2, a total of Six Million (6,000,000) Shares shall be authorized for grant under the Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and six-tenths (1.6) Shares for every one (1) Share granted.

(b)   If any Shares subject to an Award or to an award under the Prior Plans are forfeited, or any Award or award under the Prior Plans is settled for cash, the Shares shall, to the extent of such forfeiture or cash settlement, again be available for Awards under the Plan, subject to Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares subject to an Option or Stock Appreciation Right that expires without being exercised, (ii) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (iii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iv) Shares repurchased by the Company with Option proceeds, and (v) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof.

(c)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.

(d)   Any Shares that again become available for grant pursuant to this Article shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and as one and six-tenths (1.6) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

3.2.       Character of Shares.   Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.                 ELIGIBILITY AND ADMINISTRATION

4.1.       Eligibility.   Any Employee or Director shall be eligible to be selected as a Participant.

4.2.       Administration.   (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)   Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

(c)   To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded), the Committee may delegate to a committee of one or more directors of the Company or, to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not Directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not Directors or executive officers of the Company.

5.                 OPTIONS

5.1.       Grant of Options.   Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. No Dividend Equivalents shall be payable with respect to any Option.

5.2.       Award Agreements.   All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3.       Option Price.   Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).

5.4.       Option Term.   The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted.

5.5.       Exercise of Options.   (a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b)   Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement, or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6.       Form of Settlement.   In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7.       Incentive Stock Options.   The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of “incentive stock options” under the Plan, the maximum aggregate number of Shares that may be issued pursuant to “incentive stock options” granted under the Plan shall be four million (4,000,000) Shares, as adjusted pursuant to Section 12.2.

6.                 STOCK APPRECIATION RIGHTS

6.1.       Grant and Exercise.   The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (“Tandem Stock Appreciation Right”), (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2.       Terms and Conditions.   Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)    Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right on the date of grant, or in the case of a Tandem Stock Appreciation Right granted on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

(b)   An Award Agreement granting a Stock Appreciation Right shall indicate whether payment of the Stock Appreciation Right upon exercise shall be made in cash, in whole Shares or other property, or any combination thereof.

(c)    Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

(d)   Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. In addition, (i) if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies, and (ii) no Tandem Stock Appreciation Right granted under the Plan to a person then subject to Section 16 of the Exchange Act shall be exercised during the first six (6) months of its term for cash, except as provided in Article 11.

(e)    Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

(f)    The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(g)    The Committee may impose such other conditions or restrictions on the terms of exercise and the grant price of any Stock Appreciation Right, as it shall deem appropriate. Notwithstanding the foregoing provisions of this Section 6.2(g), but subject to Section 12.2, a Freestanding Stock Appreciation Right shall have the same terms and conditions as Options, including (i) a grant price not less than Fair Market Value on the date of grant to an employee of the Company or a Subsidiary, and (ii) a term not greater than ten (10) years.

(h)   Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), and (iii) take any other action with respect to any Stock Appreciation Right that would bet treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded).

(i)    The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

(j)     No Dividend Equivalents shall be payable with respect to any Stock Appreciation Right.

7.                 RESTRICTED STOCK AWARDS

7.1.       Grants.   Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”), and such Restricted Stock Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee (the “Vesting Period”). The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock.

7.2.       Award Agreements.   The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards need not be the same with respect to each Participant.

7.3.       Rights of Holders of Restricted Stock.   Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock.

7.4.       Minimum Vesting Period.   Except for the death, disability or retirement of the Participant, or a Change in Control as defined in Article 11, (i) Restricted Stock Awards subject solely to the continued employment of employees of the Company or a Subsidiary shall have a Vesting Period of not less than three (3) years from date of grant (but permitting pro rata vesting over such time), and (ii) Restricted Stock Awards subject to the achievement of performance objectives shall have a Vesting Period of not less than one (1) year from the date of grant. Such minimum Vesting Periods shall not be applicable to (i) grants of Restricted Stock in payment of Performance Awards and other earned cash-based incentive compensation, or (ii) a total of not more than ten percent (10%) of the number of shares authorized for grant under Section 3.1 herein. Subject to the foregoing minimum Vesting Period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate. The minimum Vesting Period requirements of this Section shall not apply to Restricted Stock Awards granted to Directors or to any consultants or advisors who provide services to the Company or any Subsidiary.

8.                 OTHER STOCK UNIT AWARDS

8.1.       Grants.   Other Awards of units having a value equal to an identical number of Shares (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation.

8.2.       Award Agreements.   The terms of Other Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

8.3.       Minimum Vesting Period.   Except for the death, disability or retirement of the Participant, or a Change in Control as defined in Article 11, (i) Other Stock Unit Awards subject solely to the continued employment of employees of the Company or any Subsidiary shall be subject to a vesting period determined by the Committee of not less than three (3) years from date of grant (but permitting pro rata vesting over such time), and (ii) Other Stock Unit Awards subject to the achievement of performance objectives shall have a Vesting Period of not less than one (1) year from the date of grant. Such minimum vesting period shall not be applicable to (i) grants of Other Stock Unit Awards in payment of Performance Awards and other earned cash-based incentive compensation, or (ii) a total of not more than ten percent (10%) of the number of shares authorized for grant under Section 3.1 herein. Subject to the foregoing minimum vesting period requirements, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Other Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate. The minimum vesting period requirements of this Section shall not apply to Other Stock Unit Awards granted to Directors or to any consultants or advisors who provide services to the Company or any Subsidiary.

8.4.       Payment.   Except as provided in Article 10 or as maybe provided in an Award Agreement, Other Stock Unit Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Stock Unit Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.                 PERFORMANCE AWARDS

9.1.       Grants.   Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2.       Award Agreements.   The terms of any Performance Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3.       Terms and Conditions.   The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. In no event may a Performance Award vest less than 12 months from the commencement of a Performance Period. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4.       Payment.   Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.          CODE SECTION 162(m) PROVISIONS

10.1.    Covered Employees.   Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2.    Performance Criteria.   If the Committee determines that a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income; division, group or corporate financial goals; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends) cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; implementation, completion or attainment of measurable objectives with respect to research, development, products or projects; achievement of software development milestones; and cash margins. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3.    Adjustments.   Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4.    Restrictions.   The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5.    Limitations on Grants to Individual Participant.   Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 1,000,000 Shares, (ii) Restricted Stock, Performance Shares or Other

Stock Unit Awards that are denominated in Shares in any 12-month period with respect to more than 500,000 Shares or (iii) in any 12-month period in connection with the initial employment of the Participant (or the Participant’s re-employment following a termination of at least 90 days), Options or Stock Appreciation Rights with respect to more than 2,000,000 Shares, or Restricted Stock, Performance Shares or Other Stock Unit Awards that are denominated in Shares with respect to more than 1,000,000 Shares (the Share limits in clauses (i), (ii) and (iii) are referred to collectively as the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant with respect to Performance Units is (i) $5,000,000 in any 12-month period and (ii) $10,000,000 in any 12-month period for Performance Units granted in connection with the initial employment of the Participant (or the Participant’s re-employment following a termination of at least 90 days). If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11.          CHANGE IN CONTROL PROVISIONS

11.1.    Impact on Certain Awards.   Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefore if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

11.2.    Assumption or Substitution of Certain Awards.   (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, if a Participant’s employment with such successor company (or a subsidiary thereof) terminates within the time period following such Change in Control set forth in the Award Agreement and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for a period of time set forth in the Award Agreement, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.1, an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)   Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award: (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall immediately vest and become fully exercisable, (ii) restrictions and deferral limitations on Restricted Stock shall lapse and the Restricted Stock shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

(c)   Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3.    Change in Control.   For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

(i)    During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(ii)   Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii), or (E) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

(iii)  The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination:

(A) more than 60% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”);

(iv)  The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets; or

(v)    The occurrence of any other event that the Board determines by a duly approved resolution constitutes a Change in Control.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.          GENERALLY APPLICABLE PROVISIONS

12.1.    Amendment and Termination of the Plan.   The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded) provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Freestanding Stock Appreciation Right specified by Section 5.5(g), (f) amend any provision of Section 10.5., or (g) take any action with respect to an Option that may be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Shares are traded), including a reduction in the exercise price of an Option or the grant price of a Stock Appreciation Right, or the exchange of an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2.    Adjustments.   In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3.    Transferability of Awards.   Except as provided below, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, to the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award with the consent of the Committee (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children, or grandchildren (including any adopted step children and grandchildren), (ii) to a trust or partnership for the benefit of one or more person referred to in clause (i), or (iii) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4.    Termination of Employment.   The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5.    Deferral; Dividend Equivalents.   The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13.          MISCELLANEOUS

13.1.    Tax Withholding.   The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

13.2.    Right of Discharge Reserved; Claims to Awards.   Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3.    Prospective Recipient.   The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

13.4.    Substitute Awards.   Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5.    Cancellation of Award.   Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, establishes a relationship with a competitor of the Company or any Subsidiary or engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

13.6.    Stop Transfer Orders.   All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7.    Nature of Payments.   All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8.    Other Plans.   Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9.    Severability.   If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.10.  Construction.   As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11.  Unfunded Status of the Plan.   The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12.  Governing Law.   The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

13.13.  Effective Date of Plan; Termination of Plan.   The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14.  Foreign Employees.   Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.15.  Compliance with Section 409A of the Code.   This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.16.  Captions.   The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

EXHIBIT B

THQ INC. EMPLOYEE STOCK PURCHASE PLAN

THQ INC.

EMPLOYEE STOCK PURCHASE PLAN

THQ Inc. (the “Company”), a Delaware corporation, hereby establishes and adopts the THQ Inc. Employee Stock Purchase Plan (the “Plan”).

1.                 PURPOSE

The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries with an opportunity to participate in the Company’s success by purchasing the Company’s common stock through payroll deductions. The Company intends the Plan to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.

2.                 DEFINITIONS

2.1.       “Account” shall mean the account maintained on behalf of the Committee to which are credited (i) payroll deductions pursuant to Section 6 and (ii) shares of Common Stock acquired upon exercise of an option pursuant to Section 7.

2.2.       “Authorization Form” shall mean a form established by the Committee authorizing payroll deductions as set forth in Section 4 and such other terms and conditions as the Committee from time to time may determine.

2.3.       “Board” shall mean the board of directors of the Company.

2.4.       “Committee” shall mean a committee of at least three members, designated by the Board to administer the Plan, which may consist of directors, officers or other employees.

2.5.       “Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.

2.6.       “Compensation” shall mean the salary of a Participant from the Company or a Designated Subsidiary. Compensation shall be determined prior to the Employee’s pre-tax contributions pursuant to section 125 and Section 401(k) of the Code, and shall  exclude compensation from the exercise of stock options or from non-taxable fringe benefits provided by the Company or a Designated Subsidiary.

2.7.       “Designated Subsidiaries” shall mean Subsidiaries that have been designated by the Committee from time to time, in its sole discretion, as eligible to participate in the Plan.

2.8.       “Eligible Employee” shall mean any Employee who has completed at least ninety (90) days of continuous full-time employment with the Company or a Subsidiary excluding:

(1)   any Employee who customarily is employed for 20 hours or less per week;

(2)   any Employee who customarily is employed for not more than five (5)      months in a calendar year, or

(3)   any Employee who would own for purposes of Section 424(b)(3) of the Code, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company (or of a Subsidiary or parent, if any).

2.9.       “Employee” shall mean any person who is regularly employed by the Company or a Designated Subsidiary but excluding leased employees, as described in Section 414(n) of the Code, and any payroll service or agency employee; i.e., an individual for whom the direct pay or compensation with respect to the performance of services for the Company or a Subsidiary is paid by any outside entity, including but not limited to a payroll service or temporary employment agency. The determination whether an individual is a payroll service or agency employee shall be made solely based on the method of paying the individual for his or her services, without regard to whether the individual is considered a common law employee of the Company or a Designated Subsidiary for any other purpose.

2.10.    “Exercise Date” shall mean the last business day of each Offering Period in which payroll deductions are made under the Plan.

2.11.    “Fair Market Value” per share as of a particular date shall mean the average of the high and low trading prices of the Common Stock as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the NASDAQ Stock Market, on such other principal securities exchange on which the Shares are traded.

2.12.    “Offering Date” shall mean the first business day of each Offering Period.

2.13.    “Offering Period” shall mean a period of six (6) months, or such other period of time as determined from time to time by the Committee. In no event shall an Offering Period exceed twenty-seven (27) months. The first Offering Period shall commence after stockholder approval of the Plan.

2.14.    “Participant” shall mean an Eligible Employee who participates in the Plan.

2.15.    “Subsidiary” shall mean any corporation having the relationship to the Company described in Section 424(f) of the Code.

3.                 SHARES SUBJECT TO THE PLAN

Subject to Section 14, 500,000 shares of Common Stock may be issued under the Plan. Such shares may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company’s treasury or Common Stock acquired by the Company in the open market or otherwise. If the total number of shares which would otherwise be subject to options granted under the Plan on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rate allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

4.                 PARTICIPATION

4.1.       Each Eligible Employee on an Offering Date shall become a Participant as of the Offering Date by completing an Authorization Form and filing it with the Committee by the date required by the Committee pursuant to such method as it may be establish from time to time in its sole discretion. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

4.2.       Any person who first becomes an Eligible Employee during an Offering Period shall become a Participant as of the first day of a subsequent Offering Date by completing an Authorization Form and filing it with the Committee by the date required by the Committee pursuant to such method as may be established by the Committee from time to time in its sole discretion. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

4.3.       A person shall cease to be a Participant upon the earliest to occur of:

(a)    the date the Participant ceases to be an Eligible Employee for any reason;

(b)   the first day of the Offering Period beginning after the date on which the Participant ceases payroll deduction under the Plan pursuant to Section 6.1; or

(c)    the date of a withdrawal from the Plan by the Participant as provided in Section 9.

5.                 GRANT OF OPTION

5.1.       On each Offering Date the Company shall grant each Participant an option to purchase shares of Common Stock, subject to the limitations set forth in Sections 3 and 5.3.

5.2.       The option price per share of the Common Stock subject to an offering shall be, unless otherwise determined by the Committee and communicated to Participants at least [five (5)] business days prior to the deadline for Participants to file their Authorization Forms for the Offering Period to which the Authorization Form applies, the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a shares of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date.

5.3.       No Participant shall be granted an option which permits the Participant’s rights to purchase Common Stock under the Plan and all other employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock on the Offering Date for each calendar year in which such option is outstanding at any time; for purposes of this limitation, there shall be counted only options to which Section 423 of the Code applies.

6.                 PAYROLL DEDUCTIONS

6.1.       A Participant may, in accordance with rules adopted by the Committee, file an Authorization Form that authorize a payroll deduction of any whole number percentage from one percent (1%) to fifteen percent (15%) (or such other percentage as may be established by the Committee from time to time in its sole discretion) of such Participant’s Compensation on each pay period during the Offering Period. A Participant may increase such payroll deduction effective as of each Offering Date provided the Participant files an Authorization Form requesting the increase in accordance with rules established by the Committee. A Participant may decrease or cease payroll deductions during an Offering Period by filing an Authorization Form requesting the decrease or cessation in accordance with rules established by the Committee.

6.2.       All payroll deductions made by a Participant shall be credited to the Participant’s Account. A Participant may not make any additional payments to the Participant’s Account.

7.                 EXERCISE OF OPTION

7.1.       Unless a Participant withdraws from the Plan as provided in Section 9, the Participant’s option to purchase shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full and fractional shares of Common Stock subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions in the Participant’s Account.

7.2.       The shares of Common Stock purchased upon exercise of an option hereunder shall be credited to the Participant’s Account and shall be deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to such shares. Shares of Common Stock received upon stock dividends or stock splits shall be treated as having been purchased on the Exercise Date of the shares to which they relate.

8.                 DELIVERY OF COMMON STOCK

As promptly as practicable after receipt by the Committee of a request for withdrawal of Common Stock from any Participant in accordance with rules established by the Committee, the Committee shall arrange for delivery to such Participant of one or more stock certificates representing the shares of Common Stock which the Participant requests to withdraw. Withdrawals may be made no more frequently than twice each calendar year unless approved by the Committee in its sole discretion.

9.                 WITHDRAWAL; TERMINATION OF EMPLOYMENT

9.1.       A Participant may withdraw all, but not less than all, the payroll deductions and cash dividends credited to the Participant’s Account at any time by giving written notice to the Committee which is received at least thirty (30) days prior to the Exercise Date (or such other notice period as may be established by the Committee from time to time in its sole discretion). All such payroll deductions and cash dividends credited to the Participant’s Account will be paid to the Participant promptly after receipt of such Participant’s notice of withdrawal and the Participant’s option for the Offering Period in which the withdrawal occurs will be automatically terminated. No further payroll deductions for the purchase of shares of Common Stock will be made for the Participant during such Offering Period, and any additional cash dividends during the Offering Period will be distributed to the Participant.

9.2.       Upon termination of a Participant’s status as an Employee during the Offering Period for any reason the payroll deductions and cash dividends remaining credited to the Participant’s Account will be returned (and any future cash dividends will be distributed) to the Participant or, in the case of the Participant’s death, the estate of the Participant, and the Participant’s option will be automatically terminated. A Participant’s status as an Employee shall not be considered terminated in the in the case of a leave of absence agreed to in writing by the Company or a Subsidiary (including but not limited to, military and sick leave), provided that such leave is for a period of not more than six (6) months or reemployment upon expiration of such leave is guaranteed by contract or statute.

9.3.       A Participant’s withdrawal from an offering will not have any effect upon such Participant’s eligibility to participant in a subsequent offering.

10.          DIVIDENDS

10.1.    Cash dividends paid on Common Stock held in a Participant’s Account shall be distributed to Participants as soon as practicable. Dividends paid in Common Stock or stock splits of the Common Stock shall be credited to the Accounts of Participants. Dividends paid on Common Stock in property (other than cash or Common Stock) shall be distributed to Participants as soon as practicable.

10.2.    No interest shall accrue on or be payable with respect to the payroll deductions or credited cash dividends or a Participant in the Plan.

11.          ADMINISTRATION

The Plan shall be administered by the Committee, and the Committee may select a third party administrator to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The determination of the Committee on any matters relating to the Plan shall be final, binding and conclusive. The Company will pay all expenses incurred in the administration of the Plan. No member of the

Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

12.          NO TRANSFERABILITY

Neither payroll deductions credited to a Participant’s Account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Committee may treat such act as an election to withdraw funds in accordance with Section 9.

13.          USE OF FUNDS

All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

14.          EFFECT OF CERTAIN CHANGES

In the event of any recapitalization, merger, consolidation, reorganization, stock dividend, stock split, reverse stock split, combination or exchange of shares, repurchase of shares, distribution of cash or property (other than a regular cash dividend) spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, the Committee in its sole discretion shall determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been granted under options, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised.

15.          TERMINATION OR AMENDMENT

The Board may at any time terminate, suspend or amend the Plan as it shall deem advisable. No such termination may adversely affect options previously granted without the consent of affected Participants. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with applicable law, including the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Common Stock is traded).

16.          NO EMPLOYMENT RIGHTS

Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of any Participant at any time for any reason.

17.          REGULATIONS AND OTHER APPROVALS; GOVERNING LAW

17.1.    This Plan and the right of all persons claiming an interest hereunder shall be construed and determined in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

17.2.    The obligation of the Company to sell or deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable Federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

18.          WITHHOLDING OF TAXES

If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any shares of Common Stock issued to such Participant pursuant to the Participant’s exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year  period commencing on the day after the Exercise Date, such Participant shall, within five (5) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts, if any, which the Company informs the Participant the Company is required to withhold.

19.          MISCELLANEOUS

19.1.    If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

19.2.    As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

19.3.    The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

20.          EFFECTIVE DATE; APPROVAL OF STOCKHOLDERS

The Plan is effective as of May 8, 2006. The Plan shall be submitted to the stockholders of the Company for approval within twelve (12) months after the date the Plan is adopted by the Board. The Plan is conditioned upon the approval of the stockholders of the Company, and failure to receive their approval shall render the Plan and all outstanding options issued thereunder null and void and of no effect.

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		☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

	Election of Directors		PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH DIRECTOR.
1.	To elect each of the following nominees as a director of the Company to serve until the next annual meeting and until his successor is elected and qualified (the “Election of Directors”):

		For	Withhold		For	Withhold

	01 - Brian J. Farrell	☐	☐	04 - Brian P. Dougherty	☐	☐

	02 - Lawrence Burstein	☐	☐	05 - Jeffrey W. Griffiths	☐	☐

	03 - Henry T. DeNero	☐	☐	06 - James L. Whims	☐	☐

Issues
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3 AND 4.
		For	Against	Abstain
2.	APPROVAL OF THE THQ INC. 2006 LONG-TERM INCENTIVE PLAN:	☐	☐	☐

3.	APPROVAL OF THE THQ INC. EMPLOYEE STOCK PURCHASE PLAN:	☐	☐	☐

4.	RATIFICATION OF THE INDEPENDENT	☐	☐	☐

REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2007:

5.	For the proxies, in their discretion, to vote upon such other matters as may properly come before the Annual Meeting.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as the stockholder name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the authorized officer. If a partnership or limited liability company, or any other entity, please sign in such entity’s name by authorized person.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE PROXY STATEMENT.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

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Proxy - THQ Inc.

29903 Agoura Road
Agoura Hills, California 91301

2006 ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints and constitutes Brian J. Farrell and Edward K. Zinser, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote all the shares of Common Stock of THQ Inc. (the “Company”) standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on Thursday, July 20, 2006 at The Hyatt Westlake Plaza, Grand Plaza Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361 at 9:00 a.m., Pacific Daylight Time and any postponement or adjournment thereof, with all the powers the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as specified on the reverse side.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted: FOR the election of each of the nominees listed above under Election of Directors, FOR the approval of the THQ Inc. 2006 Long-Term Incentive Plan, FOR the approval of the THQ Inc. Employee Stock Purchase Plan, and FOR the ratification of the Independent Registered Public Accounting Firm; and the proxies will vote in their discretion, upon such other matters as may properly come before the Annual Meeting.

(Continued and to be signed on reverse side)

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on July 20, 2006.

THANK YOU FOR VOTING